Document And Entity Information	9 Months Ended
Sep. 24, 2011
Document And Entity Information [Abstract]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Sep 24, 2011
Document Fiscal Year Focus	2011
Entity Registrant Name	DUNKIN' BRANDS GROUP, INC.
Entity Central Index Key	0001357204
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $) In Thousands	Sep. 24, 2011	Dec. 25, 2010	Dec. 26, 2009 As Adjusted [Member]
Assets
Cash and cash equivalents	$ 181,849	$ 134,100	$ 53,210
Restricted Cash			109,799
Accounts receivable, net	39,695	35,239	32,893
Notes and other receivables, net	7,073	44,704	38,030
Assets held for sale	1,751	4,328	9,425
Deferred income taxes, net	12,763	12,570	14,707
Restricted assets of advertising funds	26,996	25,113	24,482
Prepaid income taxes		7,641	19,786
Prepaid expenses and other current assets	19,500	20,682	19,773
Total current assets	289,627	284,377	322,105
Property and equipment, net	185,297	193,273	209,659
Investments in joint ventures	181,280	169,276	147,902
Goodwill	888,748	888,655	887,850
Other intangible assets, net	1,514,246	1,535,657	1,570,176
Restricted cash	224	404	8,394
Other assets	70,023	75,646	78,631
Total assets	3,129,445	3,147,288	3,224,717
Liabilities, Common Stock, and Stockholders' Equity (Deficit)
Current portion of long-term debt	14,965	12,500
Capital lease obligations	225	205	221
Accounts payable	12,598	9,822	10,716
Income taxes payable, net	1,400
Liabilities of advertising funds	48,459	48,213	47,815
Deferred income	23,475	26,221	26,547
Other current liabilities	133,530	183,594	159,272
Total current liabilities	234,652	280,555	244,571
Long-term debt, net	1,472,359	1,847,016	1,446,319
Capital lease obligations	4,989	5,160	5,217
Unfavorable operating leases acquired	22,084	24,744	29,085
Deferred income	19,031	21,326	35,129
Deferred income taxes, net	563,703	586,337	618,324
Other long-term liabilities	79,390	75,909	75,464
Total long-term liabilities	2,161,556	2,560,492	2,209,538
Commitments and contingencies
Common stock, Class L, $0.001 par value; 100,000,000 shares authorized; 22,994,523 and 22,980,333 shares issued and outstanding at December 25, 2010 and December 26, 2009, respectively		840,582	1,232,001
Stockholders' equity (deficit):
Common stock	119	42	42
Additional paid-in capital	1,475,495	195,212	192,500
Treasury stock, at cost		(1,807)	(1,114)
Accumulated deficit	(763,666)	(741,415)	(657,250)
Accumulated other comprehensive income	21,289	13,627	4,429
Total stockholders' equity (deficit)	733,237	(534,341)	(461,393)
Total liabilities, common stock, and stockholders' equity (deficit)	$ 3,129,445	$ 3,147,288	$ 3,224,717

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Sep. 24, 2011	Dec. 25, 2010	Dec. 26, 2009 As Adjusted [Member]	Dec. 26, 2009 As Adjusted [Member] Common Class L [Member]	Sep. 24, 2011 Common Class L [Member]	Dec. 25, 2010 Common Class L [Member]
Accounts receivable, allowance for doubtful accounts	$ 3,890	$ 5,518
Notes and other receivables, allowance for doubtful accounts	2,471	2,443
Property and equipment, accumulated depreciation	$ 100,682	$ 90,663
Common stock, par value	$ 0.001	$ 0.001	$ 0.001	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	475,000,000	400,000,000	400,000,000	100,000,000	0	100,000,000
Common stock, shares issued	120,157,900	42,939,360	43,549,935	22,980,333	0	22,994,523
Common stock, shares outstanding	120,157,900	42,939,360	43,549,935	22,980,333	0	22,994,523

Consolidated Statements Of Operations (USD $) In Thousands, except Per Share data	3 Months Ended		9 Months Ended		12 Months Ended					3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 24, 2011	Sep. 25, 2010	Sep. 24, 2011	Sep. 25, 2010	Dec. 25, 2010	Dec. 26, 2009 As Adjusted [Member]	Dec. 27, 2008 As Adjusted [Member]	Dec. 26, 2009 As Adjusted [Member] Common Class L [Member]	Dec. 27, 2008 As Adjusted [Member] Common Class L [Member]	Sep. 24, 2011 Common Class L [Member]	Sep. 25, 2010 Common Class L [Member]	Sep. 24, 2011 Common Class L [Member]	Sep. 25, 2010 Common Class L [Member]	Dec. 25, 2010 Common Class L [Member]
Revenues:
Franchise fees and royalty income	$ 104,562	$ 92,125	$ 288,660	$ 263,020	$ 359,927	$ 344,020	$ 349,047
Rental income	23,676	23,375	69,950	69,807	91,102	93,651	97,886
Sales of ice cream products	25,591	23,415	73,532	65,116	84,989	75,256	71,445
Other revenues	9,679	10,616	27,551	29,416	41,117	25,146	26,551
Total revenues	163,508	149,531	459,693	427,359	577,135	538,073	544,929
Operating costs and expenses:
Occupancy expenses-franchised restaurants	13,073	12,657	38,278	39,147	53,739	51,964	55,581
Cost of ice cream products	18,975	16,419	52,795	44,568	59,175	47,432	49,407
General and administrative expenses, net	71,465	59,220	179,408	163,083	223,620	197,005	196,841
Depreciation	6,128	6,211	18,350	19,159	25,359	26,917	28,452
Amortization of other intangible assets	7,001	7,762	21,106	25,315	32,467	35,994	37,848
Goodwill impairment							294,478
Other impairment charges	163	265	1,220	2,955	7,075	8,517	37,384
Total operating costs and expenses	116,805	102,534	311,157	294,227	401,435	367,829	699,991
Equity in net income of joint ventures	7,409	7,577	12,206	16,013	17,825	14,301	14,169
Operating income (loss)	54,112	54,574	160,742	149,145	193,525	184,545	(140,893)
Other income (expense):
Interest income	138	37	403	123	305	386	3,512
Interest expense	(24,065)	(25,648)	(86,905)	(80,721)	(112,837)	(115,405)	(119,456)
Gain (loss) on debt extinguishment					(61,955)	3,684
Loss on debt extinguishment and refinancing transactions	(18,050)		(34,222)	(3,693)
Other gains (losses), net	(423)	(4)	(11)	(33)	408	1,066	(3,929)
Total other expense	(42,400)	(25,615)	(120,735)	(84,324)	(174,079)	(110,269)	(119,873)
Income (loss) before income taxes	11,712	28,959	40,007	64,821	19,446	74,276	(260,766)
Provision (benefit) for income taxes	4,300	10,117	17,156	22,704	(7,415)	39,268	9,132
Net income (loss)	$ 7,412	$ 18,842	$ 22,851	$ 42,117	$ 26,861	$ 35,008	$ (269,898)
Earnings (loss) per share
Common-basic and diluted	$ (1.01)	$ (0.24)	$ (2)	$ (1.02)	$ (2.04)	$ (1.69)	$ (8.95)	$ 4.57	$ 4.17	$ 4.46	$ 1.25	$ 6.14	$ 3.69	$ 4.87

Consolidated Statements Of Stockholders' Equity (Deficit) And Comprehensive Income (Loss) (USD $) In Thousands	Common Stock [Member]	Additional Paid-in Capital [Member]	Treasury Stock [Member]	Accumulated Deficit [Member]	Accumulated Other Comprehensive Income (Loss) [Member]	Total
Balance values (As Adjusted [Member])	$ 41	$ 187,171	$ (299)	$ (222,348)	$ 4,727	$ (30,708)
Balance shares (As Adjusted [Member])	40,584
Net income (As Adjusted [Member])				(269,898)		(269,898)
Effect of foreign currency translation, net of deferred taxes					(6,110)	(6,110)
Other					(181)	(181)
Comprehensive income (loss) (As Adjusted [Member])						(276,189)
Accretion of Class L preferred return				(95,452)		(95,452)
Share-based compensation expense, value		1,749				1,749
Share-based compensation expense, shares	393
Repurchases of common stock, value			(428)			(428)
Excess tax benefits from share-based compensation		487				487
Balance values (As Adjusted [Member])	41	189,407	(727)	(587,698)	(1,564)	(400,541)
Balance shares (As Adjusted [Member])	40,977
Net income (As Adjusted [Member])				35,008		35,008
Effect of foreign currency translation, net of deferred taxes					5,986	5,986
Other					7	7
Comprehensive income (loss) (As Adjusted [Member])						41,001
Accretion of Class L preferred return				(104,560)		(104,560)
Issuance of common stock, value		237				237
Issuance of common stock, shares	124
Share-based compensation expense, value	1	1,744				1,745
Share-based compensation expense, shares	431
Repurchases of common stock, value			(387)			(387)
Excess tax benefits from share-based compensation		1,112				1,112
Balance values (As Adjusted [Member])	42	192,500	(1,114)	(657,250)	4,429	(461,393)
Balance shares (As Adjusted [Member])	41,532
Net income				26,861		26,861
Effect of foreign currency translation, net of deferred taxes					9,624	9,624
Other					(426)	(426)
Comprehensive income (loss)						36,059
Accretion of Class L preferred return				(111,026)		(111,026)
Issuance of common stock, value		141				141
Issuance of common stock, shares	28
Share-based compensation expense, value		1,461				1,461
Share-based compensation expense, shares	293
Repurchases of common stock, value			(693)			(693)
Excess tax benefits from share-based compensation		1,110				1,110
Balance values at Dec. 25, 2010	42	195,212	(1,807)	(741,415)	13,627	(534,341)
Stockholders' Equity Attributable to Parent, Ending Balance at Dec. 25, 2010						$ (534,341)
Balance shares at Dec. 25, 2010	41,853

Consolidated Statements Of Stockholders' Equity (Deficit) And Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 25, 2010	Dec. 26, 2009	Dec. 27, 2008
Statement of Stockholders' Equity [Abstract]
Deferred taxes	$ 390	$ 411	$ 5,356

Consolidated Statements Of Cash Flows (USD $) In Thousands	9 Months Ended		12 Months Ended
	Sep. 24, 2011	Sep. 25, 2010	Dec. 25, 2010	Dec. 26, 2009 As Adjusted [Member]	Dec. 27, 2008 As Adjusted [Member]
Cash flows from operating activities:
Net income	$ 22,851	$ 42,117	$ 26,861	$ 35,008	$ (269,898)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	39,456	44,474	57,826	62,911	66,300
Amortization of deferred financing costs and original issue discount	4,814	4,923	6,523	7,394	7,051
Loss (gain) on debt extinguishment			61,955	(3,684)
Loss on debt extinguishment and refinancing transactions	34,222	3,693
Impact of unfavorable operating leases acquired	(2,591)	(3,296)	(4,320)	(5,027)	(5,995)
Deferred income taxes	488	(7,001)	(28,389)	18,301	(24,147)
Excess tax benefits from share-based compensation			(1,110)
Goodwill impairment					294,478
Other impairment charges	1,220	2,955	7,075	8,517	37,384
Provision for bad debt	1,095	2,246	1,505	7,363	5,891
Share-based compensation expense	3,414	1,175	1,461	1,745	1,749
Equity in net income of joint ventures	(12,206)	(16,013)	(17,825)	(14,301)	(14,169)
Dividends received from joint ventures	7,362	6,603	6,603	5,010	5,457
Other, net	(1,115)	31	(137)	123	504
Change in operating assets and liabilities:
Restricted cash		18,161	101,675	(32,520)	6,003
Accounts, notes, and other receivables, net	32,047	21,334	(11,815)	(17,509)	(25,765)
Other current assets	3,770	7,522	6,701	1,832	7,388
Accounts payable	3,296	(1,669)	(1,115)	3,008	(815)
Other current liabilities	(48,420)	(38,503)	29,384	16,698	357
Restricted liabilities of advertising funds, net	(1,645)	1,568	(346)	19,681	(5,477)
Income taxes payable, net	(11,855)	13,122	1,341	5,737	(18,650)
Deferred income	(5,041)	(9,855)	(12,809)	(4,190)	2,665
Other, net	(121)	(1,387)	(2,040)	(18)	4,370
Net cash provided by operating activities	71,041	92,200	229,004	116,079	74,681
Cash flows from investing activities:
Additions to property and equipment	(12,800)	(11,109)	(15,358)	(18,012)	(27,518)
Other, net	2,115		(249)		90
Net cash used in investing activities	(10,685)	(11,109)	(15,607)	(18,012)	(27,428)
Cash flows from financing activities:
Proceeds from initial public offering, net of offering costs	390,091
Proceeds from issuance of long-term debt	250,000		1,859,375
Repayment of long-term debt	(635,366)	(100,765)	(1,470,985)	(145,183)
Proceeds from (repayment of) short-term debt				(64,190)	64,190
Proceeds from issuance of common stock	3,213	895	895	2,885
Repurchases of common stock	(286)	(3,890)	(3,890)	(3,457)	(1,467)
Dividends paid on Class L common stock			(500,002)
Payments on capital lease obligations			(251)	(183)	(203)
Payment of deferred financing and other debt-related costs	(20,087)		(34,979)	(613)	(6)
Change in restricted cash	177	548	16,144	2,276	1,756
Excess tax benefits from share-based compensation			1,110		487
Other, net	26	(199)
Net cash provided by (used in) financing activities	(12,232)	(103,411)	(132,583)	(208,465)	64,757
Effect of exchange rates on cash and cash equivalents	(375)	34	76	(29)	(451)
Increase (decrease) in cash and cash equivalents	47,749	(22,286)	80,890	(110,427)	111,559
Cash and cash equivalents, beginning of period	134,100	53,210	53,210	163,637	52,078
Cash and cash equivalents, end of period	181,849	30,924	134,100	53,210	163,637
Supplemental cash flow information:
Cash paid for income taxes	28,512	16,335	19,206	15,920	51,609
Cash paid for interest	82,034	74,886	100,629	107,038	112,785
Noncash investing and financing activities:
Property and equipment included in accounts payable and accrued expenses	753	877	1,822	1,596	1,323
Purchase of leaseholds in exchange for capital lease obligation		178	178	1,381	860
Offering costs included in accounts payable and accrued expenses	$ 126

Description Of Business And Organization	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Description Of Business And Organization [Abstract]
Description Of Business And Organization

(1) Description of Business and Organization

Dunkin' Brands Group, Inc. ("DBGI"), together with its consolidated subsidiaries, is one of the world's largest franchisors of restaurants serving coffee and baked goods as well as ice cream within the quick service restaurant segment of the restaurant industry. We develop, franchise, and license a system of both traditional and nontraditional quick service restaurants and, in limited circumstances, own and operate individual locations. Through our Dunkin' Donuts brand, we develop and franchise restaurants featuring coffee, donuts, bagels, and related products. Through our Baskin-Robbins brand, we develop and franchise restaurants featuring ice cream, frozen beverages, and related products. Additionally, our subsidiaries located in Canada and the United Kingdom manufacture and/or distribute Baskin-Robbins ice cream products to Baskin-Robbins franchisees and licensees in various international markets.

Throughout these financial statements, "the Company," "we," "us," "our," and "management" refer to DBGI and its consolidated subsidiaries taken as a whole.

(1) Description of business and organization

Dunkin' Brands Group, Inc. (DBGI) and subsidiaries (collectively, the Company), through its brand companies, is one of the world's largest franchisors of restaurants serving coffee and baked goods as well as ice cream within the quick service restaurant segment of the restaurant industry. We develop, franchise, and license a system of both traditional and nontraditional quick service restaurants and, in limited circumstances, own and operate individual locations. Through our Dunkin' Donuts brand, we develop and franchise restaurants featuring coffee, donuts, bagels, and related products. Through our Baskin-Robbins brand, we develop and franchise restaurants featuring ice cream, frozen beverages, and related products. Additionally, our subsidiaries located in Canada and the United Kingdom (UK) manufacture and/or distribute Baskin-Robbins ice cream products to Baskin-Robbins franchisees and licensees in various international markets.

DBGI is owned by funds controlled by Bain Capital Partners, LLC, The Carlyle Group, and Thomas H. Lee Partners, L.P. (collectively, the Sponsors or BCT).

Throughout these financial statements, "the Company," "we," "us," "our," and "management" refer to DBGI and subsidiaries taken as a whole.

Summary Of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

(2) Summary of Significant Accounting Policies

(a) Unaudited Financial Statements

The consolidated balance sheet as of September 24, 2011, the consolidated statements of operations for the three and nine months ended September 24, 2011 and September 25, 2010, and the consolidated statements of cash flows for the nine months ended September 24, 2011 and September 25, 2010 are unaudited.

The accompanying consolidated financial statements include the accounts of DBGI and its consolidated subsidiaries and have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission ("SEC") for interim financial information. Accordingly, they do not include all of the information and footnotes required in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for complete financial statements. All significant transactions and balances between subsidiaries and affiliates have been eliminated in consolidation. In the opinion of management, all adjustments necessary for a fair presentation of such financial statements in accordance with U.S. GAAP have been recorded. Such adjustments consisted only of normal recurring items. These unaudited consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto for the fiscal year ended December 25, 2010, included in the Company's Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended with the SEC on July 27, 2011 (the "Prospectus").

(b) Fiscal Year

The Company operates and reports financial information on a 52- or 53-week year on a 13-week quarter basis with the fiscal year ending on the last Saturday in December and fiscal quarters ending on the 13th Saturday of each quarter (or 14th Saturday when applicable with respect to the fourth fiscal quarter). The data periods contained within our three- and nine-month periods ended September 24, 2011 and September 25, 2010 reflect the results of operations for the 13-week and 39-week periods ended on those dates. Operating results for the three- and nine-month periods ended September 24, 2011 are not necessarily indicative of the results that may be expected for the fiscal year ending December 31, 2011. The data periods contained within our three- and twelve-month periods ending December 31, 2011 will reflect the results of operations for the 14-week and 53-week periods ending on those dates.

(c) Accounting Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the use of estimates, judgments, and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended.

(d) Fair Value of Financial Instruments

The carrying amounts of accounts receivable, notes and other receivables, assets and liabilities related to the advertising funds, accounts payable, and other current liabilities approximate fair value because of their short-term nature. For long-term receivables, we review the creditworthiness of the counterparty on a quarterly basis, and adjust the carrying value as necessary. We believe the carrying value of long-term receivables of  $5.4 million and  $4.8 million as of September 24, 2011 and December 25, 2010, respectively, approximates fair value.

Financial assets and liabilities are categorized, based on the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to the quoted prices in active markets for identical assets and liabilities and lowest priority to unobservable inputs. Observable market data, when available, is required to be used in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement.

Financial assets and liabilities measured at fair value on a recurring basis as of September 24, 2011 are summarized as follows (in thousands):

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)

Assets:
Mutual funds	$2,765	—

Total assets	$2,765	—

Liabilities:
Deferred compensation liabilities	$—	6,629

Total liabilities	$—	6,629

The mutual funds and deferred compensation liabilities primarily relate to the Dunkin' Brands, Inc. Non-Qualified Deferred Compensation Plan ("DCP Plan"), which allows for pre-tax salary deferrals for certain qualifying employees. Changes in the fair value of the deferred compensation liabilities are derived using quoted prices in active markets of the asset selections made by the participants. The deferred compensation liabilities are classified within Level 2, as defined under U.S. GAAP, because their inputs are derived principally from observable market data by correlation to the hypothetical investments. The Company holds mutual funds, as well as money market funds, to partially offset the Company's liabilities under the DCP Plan as well as other benefit plans. The changes in the fair value of the mutual funds are derived using quoted prices in active markets for the specific funds. As such, the mutual funds are classified within Level 1, as defined under U.S. GAAP.

The carrying value and fair value of long-term debt was  $1.49 billion and  $1.45 billion, respectively, as of September 24, 2011. The fair value of our term loans is estimated based on current bid and offer prices, if available, for the same or similar instruments. Considerable judgment is required to develop this estimate.

(e) Concentration of Credit Risk

The Company is subject to credit risk through its accounts receivable consisting primarily of amounts due from franchisees and licensees for franchise fees and royalty income. In addition, we have note and lease receivables from certain of our franchisees and licensees. The financial condition of these franchisees and licensees is largely dependent upon the underlying business trends of our brands and market conditions within the quick service restaurant industry. This concentration of credit risk is mitigated, in part, by the large number of franchisees and licensees of each brand and the short-term nature of the franchise and license fee and lease receivables. No individual franchisee or master licensee accounts for more than 10% of total revenues or accounts and notes receivable.

(f) Reverse Stock Split

Prior to July 8, 2011, the Company had two classes of common stock designated as Class L and Class A common stock. On July 8, 2011, we effected a 1-for-4.568 reverse split of our Class A common stock and then reclassified our Class A common stock into common stock. As a result of the reverse stock split, we reclassified  $149 thousand as of December 25, 2010 from common stock, Class A to additional paid-in-capital. The amount reclassified represents the  $0.001 par value per share on the difference between Class A shares outstanding prior to and after the reverse split. As a result of the reclassification of Class A common stock to common stock, all references to "Class A common stock" have been changed to "common stock" for all periods presented.

All previously reported per share and common share amounts in the accompanying financial statements and related notes have been restated to reflect the reverse stock split.

(g) Recent Accounting Pronouncements

In December 2010, the Financial Accounting Standards Board ("FASB") issued new guidance to amend the criteria for performing the second step of the goodwill impairment test for reporting units with zero or negative carrying amounts and requires performing the second step if qualitative factors indicate that it is more likely than not that a goodwill impairment exists. This new guidance is effective for the Company beginning in fiscal year 2011. The adoption of this guidance did not have any impact on our goodwill assessment or our consolidated financial statements.

In June 2011, the FASB issued new guidance to increase the prominence of other comprehensive income in financial statements. This guidance provides the option to present the components of net income and comprehensive income in either one single statement or in two consecutive statements reporting net income and other comprehensive income. This guidance is effective for the Company beginning in fiscal year 2012. The adoption of this guidance will not have a material impact on our consolidated financial statements.

(h) Reclassifications

The Company has revised the presentation of certain captions within the consolidated statements of operations and cash flows to provide a more concise presentation. Additionally, the Company reclassified equity in net income of joint ventures within the consolidated statements of operations from other income (expense) to operating income, as these investments in joint ventures represent our business model for operating our brands in Japan and Korea and are our primary source of income generation from restaurants operating in these markets. Prior period financial statements have been revised to conform to the current period presentation. The revisions to the presentation of the consolidated statements of operations resulted in an increase in operating income and a corresponding increase in other expenses of  $7.6 million and  $16.0 million for the three and nine months ended September 25, 2010, respectively. The revisions had no impact on total revenues, income before income taxes, or net income. The revisions to the consolidated statements of cash flows had no impact on net cash provided by (used in) operating, investing, or financing activities.

(i) Subsequent Events

Subsequent events have been evaluated through the date these consolidated financial statements were filed.

(2) Summary of significant accounting policies

(a) Fiscal year

The Company operates and reports financial information on a 52 or 53-week year on a 13-week quarter basis with the fiscal year ending on the last Saturday in December and fiscal quarters ending on the 13th Saturday of each quarter. The data periods contained within fiscal years 2010, 2009, and 2008 reflect the results of operations for the 52-week periods ended December 25, 2010, December 26, 2009, and December 27, 2008, respectively.

(b) Basis of presentation and consolidation

The accompanying consolidated financial statements include the accounts of DBGI and subsidiaries and have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). All significant transactions and balances between subsidiaries and affiliates listed above have been eliminated in consolidation.

We consolidate entities in which we have a controlling financial interest, the usual condition of which is ownership of a majority voting interest. We also consider for consolidation an entity, in which we have certain interests, where the controlling financial interest may be achieved through arrangements that do not involve voting interests. Such an entity, known as a variable interest entity (VIE), is required to be consolidated by its primary beneficiary. The primary beneficiary is the entity that possesses the power to direct the activities of the VIE that most significantly impact its economic performance and has the obligation to absorb losses or the right to receive benefits from the VIE that are significant to it. The principal entities in which we possess a variable interest include franchise entities, the advertising funds (see note 5), and our investments in joint ventures. We do not possess any ownership interests in franchise entities, except for our investments in various joint ventures that are accounted for under the equity method. Additionally, we generally do not provide financial support to franchise entities in a typical franchise relationship. As our franchise and license arrangements provide our franchisee and licensee entities the power to direct the activities that most significantly impact their economic performance, we do not consider ourselves the primary beneficiary of any such entity that might be a VIE. Based on the results of our analysis of potential VIEs, we have not consolidated any franchise or other entities. The Company's maximum exposure to loss resulting from involvement with potential VIEs is attributable to aged trade and notes receivable balances, outstanding loan guarantees (see note 15(b)), and future lease payments due from franchisees (see note 11).

(c) Accounting estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires the use of estimates, judgments, and assumptions that affect the reported amounts of assets, liabilities, revenues, expenses, and related disclosure of contingent assets and liabilities at the date of the financial statements and for the period then ended. Significant estimates are made in the calculations and assessments of the following: (a) allowance for doubtful accounts and notes receivables, (b) impairment of tangible and intangible assets, (c) income taxes, (d) real estate reserves, (e) lease accounting estimates, (f) gift certificate breakage, and (g) contingencies. Estimates are based on historical experience, current conditions, and various other assumptions that are believed to be reasonable under the circumstances. These estimates form the basis for making judgments about the carrying values of assets and liabilities when they are not readily apparent from other sources. We adjust such estimates and assumptions when facts and circumstances dictate. Actual results may differ from these estimates under different assumptions or conditions. Illiquid credit markets, volatile equity and foreign currency markets, and declines in consumer spending have combined to increase the uncertainty inherent in such estimates and assumptions.

(d) Cash and cash equivalents and restricted cash

The Company continually monitors its positions with, and the credit quality of, the financial institutions in which it maintains its deposits and investments. As of December 25, 2010 and December 26, 2009, we maintained balances in various cash accounts in excess of federally insured limits. All highly liquid instruments purchased with an original maturity of three months or less are considered cash equivalents.

As part of the securitization transaction (see note 9), certain cash accounts were established in the name of Citibank, N.A. (the Trustee) for the benefit of Ambac Assurance Corporation (Ambac), the Trustee, and the holders of our ABS Notes, and were restricted in their use. The Company held restricted cash of  $118.2 million as of December 26, 2009, which primarily represented (i) cash collections held by the Trustee, (ii) interest, insurer premiums, and commitment fee reserves held by the Trustee related to our ABS Notes (see note 9), (iii) product sourcing and real estate reserves used to pay ice cream product obligations to affiliates and real estate obligations, respectively, (iv) cash collections related to the advertising funds and gift card/certificate programs, and (v) cash collateral requirements associated with our Canadian guaranteed financing arrangements (see note 15(b)). Changes in restricted cash held for interest, insurer premiums, commitment fee reserves, or other financing arrangements are presented as a component of cash flows from financing activities in the accompanying consolidated statements of cash flows. Other changes in restricted cash are presented as a component of operating activities. In connection with the repayment of the ABS Notes in December 2010 (see note 9), the cash restrictions associated with the ABS Notes were released. Cash held related to the advertising funds and the Company's gift card/certificate programs are classified as unrestricted cash as of December 25, 2010 as there are no legal restrictions on the use of these funds; however, the Company intends to use these funds solely to support the advertising funds and gift card/certificate programs rather than to fund operations. Total cash balances related to the advertising funds and gift card/certificate programs as of December 25, 2010 were  $82.3 million. The Company held restricted cash of  $404 thousand as of December 25, 2010, which represents cash collateral requirements associated with our Canadian guaranteed financing arrangements (see note 15(b)).

(e) Fair value of financial instruments

The carrying amounts of accounts receivable, notes and other receivables, assets and liabilities related to the advertising funds, accounts payable, other payables, and accrued expenses approximate fair value because of their short-term nature. For long-term receivables, we review the creditworthiness of the counterparty on a quarterly basis, and adjust the carrying value as necessary. We believe the carrying value of long-term receivables of  $4.8 million and  $1.4 million as of December 25, 2010 and December 26, 2009, respectively, approximates fair value.

Financial assets and liabilities are categorized, based on the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to the quoted prices in active markets for identical assets and liabilities and lowest priority to unobservable inputs. Observable market data, when available, is required to be used in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement.

Financial assets and liabilities measured at fair value on a recurring basis as of December 25, 2010 are summarized as follows (in thousands):

	Quoted prices in active markets for identical assets (Level 1)	Significant other observable inputs (Level 2)

Assets:
Mutual funds	$2,283	—

Total assets	$2,283	—

Liabilities:
Deferred compensation liabilities	$—	7,397

Total liabilities	$—	7,397

The mutual funds and deferred compensation liabilities relate to the Dunkin' Brands, Inc. Non-Qualified Deferred Compensation Plan (DCP Plan), which allows for pre-tax salary deferrals for certain qualifying employees (see note 16). Changes in the fair value of the deferred compensation liabilities are derived using quoted prices in active markets of the asset selections made by the participants. The deferred compensation liabilities are classified within Level 2, as defined under U.S. GAAP, because their inputs are derived principally from observable market data by correlation to the hypothetical investments. The Company holds mutual funds, as well as money market funds, to partially offset the Company's liabilities under the DCP Plan. The changes in the fair value of the mutual funds are derived using quoted prices in active markets for the specific funds. As such, the mutual funds are classified within Level 1, as defined under U.S. GAAP.

The carrying value and estimated fair value of long-term debt at December 25, 2010 and December 26, 2009 was as follows (in thousands):

	December 25, 2010		December 26, 2009
Financial liabilities	Carrying value	Estimated fair value	Carrying value	Estimated fair value

Term B Loans	$1,243,823	1,266,250	—	—
Senior Notes	615,693	631,250	—	—
Series 2006-1 Class A-2 Notes	—	—	1,346,320	1,279,018
Series 2006-1 Class M-1 Notes	—	—	99,999	84,000

	$1,859,516	1,897,500	1,446,319	1,363,018

The estimated fair values of our Term B Loans and Senior Notes are estimated based on bid and offer prices for the same or similar instruments. The estimated fair values of our A-2 and M-1 Notes are based on current market rates for debt with similar terms and remaining maturities, and do not consider the third-party guarantee of our principal and interest payments. The estimated fair value of our A-2 Notes is also based on executed transactions. Considerable judgment is required to develop these estimates.

(f) Inventories

Inventories consist of ice cream and ice cream products. Cost is determined by the first-in, first-out method. Finished products are valued at the lower of cost or estimated net realizable value. Raw materials are valued at the lower of actual or replacement cost. Inventories are included within prepaid expenses and other current assets in the accompanying consolidated balance sheets.

(g) Assets held for sale

Assets held for sale primarily represent costs incurred by the Company for store equipment and leasehold improvements constructed for sale to franchisees, as well as restaurants formerly operated by franchisees waiting to be resold. The value of such restaurants and related assets is reduced to reflect net recoverable values, with such reductions recorded to general and administrative expenses, net in the consolidated statements of operations. Internal specialists estimate the amount to be recovered from the sale of such assets based on their knowledge of the (a) market in which the store is located, (b) results of the Company's previous efforts to dispose of similar assets, and (c) current economic conditions. The actual cost of such assets held for sale is affected by specific factors such as the nature, age, location, and condition of the assets, as well as the economic environment and inflation. At December 26, 2009, assets held for sale also included  $3.9 million of corporate assets, which were sold during fiscal year 2010.

We classify restaurants and their related assets as held for sale and suspend depreciation and amortization when (a) we make a decision to refranchise or sell the property, (b) the stores are available for immediate sale, (c) we have begun an active program to locate a buyer, (d) significant changes to the plan of sale are not likely, and (e) the sale is probable within one year.

(h) Property and equipment

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is provided using the straight-line method over the estimated useful lives of the respective assets. Leasehold improvements are depreciated over the shorter of the estimated useful life or the remaining lease term of the related asset. Estimated useful lives are as follows:

Years

Buildings	20 – 35
Leasehold improvements	5 – 25
Store, production, and other equipment	3 – 12

Routine maintenance and repair costs are charged to expense as incurred. Major improvements, additions, or replacements that extend the life, increase capacity, or improve the safety or the efficiency of property are capitalized at cost and depreciated. Major improvements to leased property are capitalized as leasehold improvements and depreciated.

(i) Leases

When determining lease terms, we begin with the point at which the Company obtains control and possession of the leased properties and we include option periods for which failure to renew the lease imposes a penalty on the Company in such an amount that the renewal appears, at the inception of the lease, to be reasonably assured, which generally includes option periods through the end of the related franchise agreement term. We also include any rent holidays in the determination of the lease term.

We record rent expense and rent income for leases and subleases, respectively, that contain scheduled rent increases on a straight-line basis over the lease term as defined above. In certain cases, contingent rentals are based on sales levels of our franchisees, in excess of stipulated amounts. Contingent rentals are included in rent income and rent expense as they are earned or accrued, respectively.

We occasionally provide to our sublessees, or receive from our landlords, tenant improvement dollars. Tenant improvement dollars paid to our sublessees are recorded as a deferred rent asset. For fixed asset and/or leasehold purchases for which we receive tenant improvement dollars from our landlords, we record the property and equipment and/or leasehold improvements gross and establish a deferred rent obligation. The deferred lease assets and obligations are amortized on a straight-line basis over the determined sublease and lease terms, respectively.

Management regularly reviews sublease arrangements, where we are the lessor, for losses on sublease arrangements. We recognize a loss, discounted using risk-free credit rates, when costs expected to be incurred under an operating prime lease exceed the anticipated future revenue stream of the operating sublease. Furthermore, for properties where we do not currently have an operational franchise or other third-party sublessee and are under long-term lease agreements, the present value of any remaining liability under the lease, discounted using risk-free credit rates and net of estimated sublease recovery, is recognized as a liability and charged to operations at the time we cease use of the property. The value of any equipment and leasehold improvements related to a closed store is assessed for potential impairment (see note 2(j)).

(j) Impairment of long-lived assets

Long-lived assets that are used in operations are tested for recoverability whenever events or changes in circumstances indicate that the carrying amount may not be recoverable through undiscounted future cash flows. Recognition and measurement of a potential impairment is performed on assets grouped with other assets and liabilities at the lowest level where identifiable cash flows are largely independent of the cash flows of other assets and liabilities. An impairment loss is the amount by which the carrying amount of a long-lived asset or asset group exceeds its estimated fair value. Fair value is generally estimated by internal specialists based on the present value of anticipated future cash flows or, if required, by independent third-party valuation specialists, depending on the nature of the assets or asset group.

(k) Investments in joint ventures

The Company accounts for its joint venture interests in B-R 31 Ice Cream Co., Ltd. (BR Japan) and BR-Korea Co., Ltd. (BR Korea) in accordance with the equity method. As a result of the acquisition of the Company by BCT on March 1, 2006 (BCT Acquisition), the Company recorded a step-up in the basis of our investments in BR Japan and BR Korea. The basis difference is comprised of amortizable franchise rights and related tax liabilities and nonamortizable goodwill. The franchise rights and related tax liabilities are amortized in a manner that reflects the estimated benefits from the use of the intangible asset over a period of 14 years. The franchise rights were valued based on an estimate of future cash flows to be generated from the ongoing management of the contracts over their remaining useful lives.

(l) Goodwill and other intangible assets

Goodwill and trade names (indefinite lived intangibles) have been assigned to our reporting units, which are also our operating segments, for purposes of impairment testing. All of our reporting units have indefinite lived intangibles associated with them.

We evaluate the remaining useful life of our trade names to determine whether current events and circumstances continue to support an indefinite useful life. In addition, all of our indefinite lived intangible assets are tested for impairment annually. The trade name intangible asset impairment test consists of a comparison of the fair value of each trade name with its carrying value, with any excess of carrying value over fair value being recognized as an impairment loss. The goodwill impairment test consists of a comparison of each reporting unit's fair value to its carrying value. The fair value of a reporting unit is an estimate of the amount for which the unit as a whole could be sold in a current transaction between willing parties. If the carrying value of a reporting unit exceeds its fair value, goodwill is written down to its implied fair value. We have selected the first day of our July fiscal month as the date on which to perform our annual impairment test for all indefinite lived intangible assets. We also test for impairment whenever events or circumstances indicate that the fair value of such indefinite lived intangibles has been impaired.

Other intangible assets consist primarily of franchise and international license rights (franchise rights), ice cream manufacturing and territorial franchise agreement license rights (license rights), and operating lease interests acquired related to our prime leases and subleases (operating leases acquired). Franchise rights recorded in the consolidated balance sheets were valued using an excess earnings approach. The valuation of franchise rights was calculated using an estimation of future royalty income and related expenses associated with existing franchise contracts at the acquisition date. Our valuation included assumptions related to the projected attrition and renewal rates on those existing franchise arrangements being valued. License rights recorded in the consolidated balance sheets were valued based on an estimate of future revenues and costs related to the ongoing management of the contracts over the remaining useful lives. Favorable and unfavorable operating leases acquired were recorded on purchased leases based on differences between contractual rents under the respective lease agreements and prevailing market rents at the lease acquisition date. Favorable operating leases acquired are included as a component of other intangible assets in the consolidated balance sheets. Due to the high level of lease renewals made by Dunkin' Donuts' franchisees, all lease renewal options for the Dunkin' Donuts leases were included in the valuation of the favorable operating leases acquired. Amortization of franchise rights, license rights, and favorable operating leases acquired is recorded as amortization expense in the consolidated statements of operations and amortized over the respective franchise, license, and lease terms using the straight-line method.

Unfavorable operating leases acquired related to our prime and subleases are recorded in the liability section of the consolidated balance sheets and are amortized into rental expense and rental income, respectively, over the base lease term of the respective leases using the straight-line method. The weighted average amortization period for all unfavorable operating leases acquired is 13 years.

Management makes adjustments to the carrying amount of such intangible assets and unfavorable operating leases acquired if they are deemed to be impaired using the methodology for long-lived assets (see note 2(j)), or when such license or lease agreements are reduced or terminated.

(m) Contingencies

The Company records reserves for legal and other contingencies when information available to the Company indicates that it is probable that a liability has been incurred and the amount of the loss can be reasonably estimated. Predicting the outcomes of claims and litigation and estimating the related costs and exposures involve substantial uncertainties that could cause actual costs to vary materially from estimates.

(n) Foreign currency translation

We translate assets and liabilities of non-U.S. operations into U.S. dollars at rates of exchange in effect at the balance sheet date and revenues and expenses at the average exchange rates prevailing during the period. Resulting translation adjustments are recorded as a separate component of comprehensive income (loss) and stockholders' equity, net of deferred taxes. Foreign currency translation adjustments primarily result from subsidiaries located in Canada, the UK, Australia, and Spain, as well as our joint ventures. Business transactions resulting in foreign exchange gains and losses are included in the consolidated statements of operations.

(o) Revenue recognition

Franchise fees and royalty income

Domestically, the Company sells individual franchises as well as territory agreements in the form of store development agreements (SDA agreements) that grant the right to develop restaurants in designated areas. Our franchise and SDA agreements typically require the franchisee to pay an initial nonrefundable fee and continuing fees (royalty income) based upon a percentage of sales. The franchisee will typically pay us a renewal fee if we approve a renewal of the franchise agreement. Such fees are paid by franchisees to obtain the rights associated with these franchise or SDA agreements. Initial franchise fee revenue is recognized upon substantial completion of the services required of the Company as stated in the franchise agreement, which is generally upon opening of the respective restaurant. Fees collected in advance are deferred until earned, with deferred amounts expected to be recognized as revenue within one year classified as current deferred income in the consolidated balance sheets. Royalty income is based on a percentage of franchisee gross sales and is recognized when earned, which occurs at the franchisees' point of sale. Renewal fees are recognized when a renewal agreement with a franchisee becomes effective. Occasionally, the Company offers incentive programs to franchisees in conjunction with a franchise, SDA, or renewal agreement and, when appropriate, records the costs of such programs as reductions of revenue.

For our international business, we sell master territory and/or license agreements that typically allow the master licensee to either act as the franchisee or to sub-franchise to other operators. Master license and territory fees are generally recognized over the term of the development agreement or as stores are opened, depending on the specific terms of the agreement. Royalty income is based on a percentage of franchisee gross sales and is recognized when earned, which generally occurs at the franchisees' point of sale. Renewal fees are recognized when a renewal agreement with a franchisee or licensee becomes effective.

Rental income

Rental income for base rentals is recorded on a straight-line basis over the lease term, including the amortization of any tenant improvement dollars paid (see note 2(i)). The difference between the straight-line rent amounts and amounts receivable under the leases are recorded as deferred rent assets in current or long-term assets, as appropriate. Contingent rental income is recognized as earned, and any amounts received from lessees in advance of achieving stipulated thresholds are deferred until such threshold is actually achieved. Deferred contingent rentals are recorded as deferred income in current liabilities in the consolidated balance sheets.

Sales of ice cream products

Our subsidiaries in Canada and the UK manufacture and/or distribute Baskin-Robbins ice cream products to Baskin-Robbins franchisees and licensees in Canada and other international locations. Revenue from the sale of ice cream is recognized when title and risk of loss transfers to the buyer, which is generally upon shipment.

Other revenues

Other revenues include fees generated by licensing our brand names and other intellectual property, retail stores sales at company-owned restaurants, and gains, net of losses and transactions costs, from the sales of our restaurants to new or existing franchisees. Licensing fees are recognized when earned, which is generally upon sale of the underlying products by the licensees. Retail store revenues at company-owned restaurants are recognized when payment is tendered at the point of sale, net of sales tax and other sales-related taxes. Gains on the refranchise or sale of a restaurant are recognized when the sale transaction closes, the franchisee has a minimum amount of the purchase price in at-risk equity, and we are satisfied that the buyer can meet its financial obligations to us. If the criteria for gain recognition are not met, we defer the gain to the extent we have any remaining financial exposure in connection with the sale transaction. Deferred gains are recognized when the gain recognition criteria are met.

(p) Allowance for doubtful accounts

We monitor the financial condition of our franchisees and licensees and record provisions for estimated losses on receivables when we believe that our franchisees or licensees are unable to make their required payments. While we use the best information available in making our determination, the ultimate recovery of recorded receivables is also dependent upon future economic events and other conditions that may be beyond our control. Included in the allowance for doubtful notes and accounts receivables is a provision for uncollectible royalty, lease, and licensing fee receivables.

(q) Share-based payment

We measure compensation cost at fair value on the date of grant for all stock-based awards and recognize compensation expense over the service period that the awards are expected to vest. The Company has elected to recognize compensation cost for graded-vesting awards subject only to a service condition over the requisite service period of the entire award.

(r) Income taxes

Deferred tax assets and liabilities are recorded for the expected future tax consequences of items that have been included in our consolidated financial statements or tax returns. Deferred tax assets and liabilities are determined based on the differences between the financial statement carrying amounts of assets and liabilities and the respective tax bases of assets and liabilities using enacted tax rates that are expected to apply in years in which the temporary differences are expected to reverse. The effects of changes in tax rates on deferred tax assets and liabilities are recognized in the consolidated statements of operations in the year in which the law is enacted. Valuation allowances are provided when the Company does not believe it is more likely than not that it will realize the benefit of identified tax assets.

A tax position taken or expected to be taken in a tax return is recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities. A recognized tax position is then measured at the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Estimates of interest and penalties on unrecognized tax benefits are recorded in the provision for income taxes.

(s) Comprehensive income (loss)

Comprehensive income (loss) is primarily comprised of net income, foreign currency translation adjustments, unrealized gains and losses on investments, and pension adjustments for changes in funded status, and is reported in the consolidated statements of stockholders' equity and comprehensive income (loss), net of taxes, for all periods presented.

(t) Deferred financing costs

Deferred financing costs primarily represent capitalizable costs incurred related to the issuance of the Company's long-term debt (see note 9). Deferred financing costs are being amortized over a weighted average period of approximately 7 years, based on projected required repayments, using the effective interest rate method.

(u) Concentration of credit risk

The Company is subject to credit risk through its accounts receivable consisting primarily of amounts due from franchisees and licensees for franchise fees and royalty income. In addition, we have note and lease receivables from certain of our franchisees and licensees. The financial condition of these franchisees and licensees is largely dependent upon the underlying business trends of our brands and market conditions within the quick service restaurant industry. This concentration of credit risk is mitigated, in part, by the large number of franchisees and licensees of each brand and the short-term nature of the franchise and license fee and lease receivables. No individual franchisee or master licensee accounts for more than 10% of total revenues or accounts and notes receivable.

(v) Earnings per share

Basic earnings per share is computed on the basis of the weighted average number of common shares that were outstanding during the period. Diluted earnings per share includes the dilutive effect of common stock equivalents consisting of restricted stock and stock options, using the treasury stock method. Performance-based restricted stock and stock options are considered dilutive when the related performance criterion has been met. As the Company has both Class L and common stock outstanding and Class L has preference with respect to all distributions, earnings per share is calculated using the two-class method, which requires the allocation of earnings to each class of common stock.

The numerator in calculating Class L basic and diluted earnings per share is the Class L preference amount accrued during the year presented plus, if positive, a pro rata share of an amount equal to consolidated net income less the Class L preference amount. The Class L preferential distribution amounts accrued during fiscal years 2010, 2009, and 2008 were  $111.0 million,  $104.6 million, and  $95.5 million, respectively.

The numerator in calculating common basic and diluted earnings per share is an amount equal to consolidated net income less the Class L preference amount and Class L pro rata share amount, if any.

The computation of basic and diluted earnings per common share is as follows (in thousands, except share and per share amounts):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Net income (loss) - basic and diluted	$26,861	35,008	(269,898)
Allocation of net income (loss) to common stockholders - basic and diluted:
Class L	$111,026	104,560	95,452
Common	(84,165)	(69,552)	(365,350)
Weighted average number of common shares - basic and diluted:
Class L	22,806,796	22,859,274	22,879,304
Common	41,295,866	41,096,393	40,804,647
Earnings (loss) per common share - basic and diluted:
Class L	$4.87	4.57	4.17
Common	(2.04)	(1.69)	(8.95)

The weighted average number of common shares in the common diluted earnings per share calculation excludes all restricted stock and stock options outstanding during the respective periods, as they would be antidilutive. As of December 25, 2010, there were 1,085,827 unvested common restricted stock awards and 4,834,713 options to purchase common stock outstanding that may be dilutive in the future. Of those amounts, there were 964,446 common restricted stock awards and 3,132,224 options to purchase common stock that were performance-based and for which the performance criteria have not yet been met. There were no Class L common stock equivalents outstanding during fiscal years 2010, 2009, or 2008.

(w) Recent accounting pronouncements

In January 2010, the Financial Accounting Standards Board (FASB) issued new guidance and clarifications for improving disclosures about fair value measurements. This guidance requires enhanced disclosures regarding transfers in and out of the levels within the fair value hierarchy. Separate disclosures are required for transfers in and out of Level 1 and 2 fair value measurements, and the reasons for the transfers must be disclosed. In the reconciliation for Level 3 fair value measurements, separate disclosures are required for purchases, sales, issuances, and settlements on a gross basis. The new disclosures and clarifications of existing disclosures were effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measurements, which are effective for interim and annual reporting periods beginning after December 15, 2010. The adoption of this guidance did not have any impact on our financial position or results of operations, as it only relates to disclosures.

In June 2009, the FASB amended the consolidation guidance applicable to VIEs by eliminating exceptions to consolidating qualifying special-purpose entities, changing the approach to determining a VIE's primary beneficiary, and requiring a company to more frequently reassess whether VIEs must be consolidated. This amended guidance was effective for the Company beginning in fiscal year 2010. The adoption of this guidance did not have any impact on our consolidated financial statements.

(X) Reclassifications

In fiscal year 2010, the Company revised the presentation of certain captions within the consolidated balance sheets and consolidated statements of operations and cash flows to provide a more concise presentation. Prior period financial statements have been revised to conform to the current year presentation.

Consolidated balance sheets

The Company has combined inventories and prepaid income taxes into the prepaid and other current assets caption. Additionally, the Company combined notes and other long-term receivables, deferred rent receivables, and deferred financing costs, net into the other assets caption.

The current portion of deferred income was historically classified within deferred income and other current liabilities. Deferred income, which also reflects the impact of the change in accounting for contingent rent (see note 3), is now separated from other current liabilities. Additionally, accrued expenses have been combined with other current liabilities.

Within long-term liabilities, the Company has combined deferred rent obligations into other long-term liabilities. The revised presentation of the balance sheet captions had no impact on total current assets, total assets, total current liabilities, or total long-term liabilities.

Consolidated statements of operations

Licensing fees and refranchising gains have been combined with the other revenues caption. Additionally, the Company combined depreciation and amortization into one caption. The changes made to other captions within operating costs and expenses were as follows:

•	Payroll and related benefit costs, professional services, travel expenses, and other operating costs and expenses, net were combined into a new caption, general and administrative expenses, net;

•

Rental expense related to general and administrative locations of  $5.7 million and  $5.6 million for fiscal years 2009 and 2008, respectively, was reclassified to general and administrative expenses, net; and

•

Non-rent occupancy costs of  $2.1 million and  $3.0 million for fiscal years 2009 and 2008, respectively, related to franchised locations was reclassified from general and administrative expenses, net to rental expense, which was renamed occupancy expenses—franchised restaurants.

Equity in net income of joint ventures has been reclassified within the consolidated statements of operations from other income (expense) to operating income (loss), as these investments in joint ventures represent our business model for operating our brands in Japan and Korea and are our primary source of income generation from restaurants operating in these markets. The Company also combined foreign currency gain (loss), net with gain (loss) on sale of available-for-sale securities to form a new caption, other gains (losses).

The reclassification of equity in net income of joint ventures resulted in an increase in operating income and a corresponding increase in total other expense of  $14.3 million and  $14.2 million for the fiscal years ended December 26, 2009 and December 27, 2008, respectively. All other revisions to the presentation of the consolidated statements of operations had no impact on total revenues, operating income (loss), income (loss) before income taxes, or net income (loss).

Consolidated statements of cash flows

The Company reclassified certain activity within the operating section of the consolidated statements of cash flows to correspond to the changes in presentation made to the consolidated balance sheets. The reclassifications had no impact on net cash provided by (used in) operating, investing, or financing activities.

(y) Subsequent events

Subsequent events have been evaluated up through the date that these consolidated financial statements were filed (see note 19).

(z) Reverse stock split

Prior to July 8, 2011, the Company had two classes of common stock designated as Class L and Class A common stock. On July 8, 2011, the Company effected a 1-for-4.568 reverse split of our Class A common stock and then reclassified our Class A common stock into common stock. As a result of the reverse stock split, we reclassified  $149 thousand and  $148 thousand as of December 25, 2010 and December 26, 2009, respectively, from common stock, Class A to additional paid-in capital. The amounts reclassified represent the  $0.001 par value per share on the difference between Class A shares outstanding prior to and after the reverse split. As a result of the reclassification of Class A common stock into common stock, all references to "Class A common stock" have been changed to "common stock" for all periods presented.

All previously reported per share and common share amounts in the accompanying financial statements and related notes have been restated to reflect the reverse stock split.

Change In Accounting For Contingent Rental Income	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Change In Accounting For Contingent Rental Income [Abstract]
Change In Accounting For Contingent Rental Income

(3) Change in Accounting for Contingent Rental Income

In fiscal year 2010, we elected to change our method of accounting for contingent rental income to comply with the guidance prescribed by the SEC. This change in accounting principle has been applied retrospectively to the prior periods presented. The following financial statement line items for the three and nine months ended September 25, 2010 were impacted by this accounting change (in thousands):

	Three months ended September 25, 2010		Nine months ended September 25, 2010
	As originally reported	As adjusted	As originally reported	As adjusted

Rental income	$22,808	23,375	68,930	69,807
Total revenues	148,964	149,531	426,482	427,359
Operating income	54,007	54,574	148,268	149,145
Income before income taxes	28,392	28,959	63,944	64,821
Provision for income taxes	9,937	10,117	22,430	22,704
Net income	18,455	18,842	41,514	42,117

(3) Change in accounting for contingent rental income

In certain cases, rental income is contingent on a franchisee's sales level, in excess of a stipulated amount. Historically, the Company recognized contingent rental income prior to achieving the stipulated threshold based on the probability of achieving the threshold, which is permissible for private companies that are not subject to the guidance prescribed by the Securities and Exchange Commission (SEC). For companies subject to SEC interpretations, contingent rental income should not be recognized until the stated threshold is achieved, at which point the revenue is actually earned. As the Company is now required under its senior credit facility and Senior Notes agreements to provide financial statements that comply with SEC regulations, we elected to change our method of accounting for contingent rental income to comply with the SEC requirements. This change in accounting does not have a significant impact on our results of operations or financial position, as it only impacts the timing of revenue recognition over, typically, a one-year period within each lease agreement. Cash flows were not impacted by this change in accounting.

This change in accounting principle has been applied retrospectively to all prior periods presented. The following financial statement line items for fiscal years 2009 and 2008 were impacted by this accounting change (in thousands):

	December 26, 2009
	As originally reported	As adjusted

Accounts receivable, net	$34,435	32,893
Deferred income taxes, net (current)	12,598	14,707
Total current assets	321,538	322,105
Goodwill	884,673	887,850
Total assets	3,220,973	3,224,717
Deferred income(a)	33,161	26,547
Total current liabilities	240,886	244,571
Accumulated deficit	(657,309)	(657,250)
Total stockholders' equity (deficit)	(461,452)	(461,393)
Total liabilities, common stock, and stockholders' equity (deficit)	3,220,973	3,224,717

(a)	Deferred income, as originally reported, of $22.9 million was combined with $14.0 million of other current liabilities in the fiscal year 2009 issued financial statements, under one caption titled deferred income and other current liabilities, which totaled $36.9 million (see note 2(x)).

	December 26, 2009		December 27, 2008
	As originally reported	As adjusted	As originally reported	As adjusted

Rental income	$93,182	93,651	97,662	97,886
Total revenues	537,604	538,073	544,705	544,929
Operating income (loss)	184,076	184,545	(141,117)	(140,893)
Income (loss) before income taxes	73,807	74,276	(260,990)	(260,766)
Provision for income taxes	39,070	39,268	9,042	9,132
Net income (loss)	34,737	35,008	(270,032)	(269,898)

Goodwill was increased by  $3.2 million, which represents the cumulative deferral of income, net of deferred taxes, as of March 1, 2006 (the date of the BCT Acquisition). As a result of the accounting change, retained earnings as of December 29, 2007 was reduced by  $346 thousand, reflecting the cumulative impact on net income through that date since the BCT Acquisition.

Franchise Fees And Royalty Income	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Franchise Fees And Royalty Income Disclosure [Abstract]
Franchise Fees And Royalty Income

(4) Franchise Fees and Royalty Income

Franchise fees and royalty income consisted of the following (in thousands):

	Three months ended		Nine months ended
	September 24, 2011	September 25, 2010	September 24, 2011	September 25, 2010

Royalty income	$93,811	86,573	264,479	247,869
Initial franchise fees, including renewal income	10,751	5,552	24,181	15,151

Total franchise fees and royalty income	$104,562	92,125	288,660	263,020

The changes in franchised and company-owned points of distribution were as follows:

	Three months ended		Nine months ended
	September 24, 2011	September 25, 2010	September 24, 2011	September 25, 2010

Systemwide Points of Distribution
Franchised points of distribution—beginning of period	16,406	15,797	16,162	15,375
Franchises opened	299	382	893	1,184
Franchises closed	(201)	(167)	(562)	(527)
Net transfers (to) from company-owned points of distribution	(1)	—	10	(20)

Franchised points of distribution in operation—end of period	16,503	16,012	16,503	16,012
Company-owned points of distribution—end of period	22	35	22	35

Total systemwide points of distribution—end of period	16,525	16,047	16,525	16,047

(4) Franchise fees and royalty income

Franchise fees and royalty income consisted of the following (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Royalty income	$332,770	317,692	308,742
Initial franchise fees, including renewal income	27,157	26,328	40,305

Total franchise fees and royalty income	$359,927	344,020	349,047

The changes in franchised and company-owned points of distribution were as follows:

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Systemwide Points of Distribution
Franchised points of distribution in operation - beginning of year	15,377	14,846	13,860
Franchises opened	1,618	1,601	2,026
Franchises closed	(815)	(1,055)	(1,040)
Net transfers to company-owned points of distribution	(14)	(15)	—

Franchised points of distribution in operation - end of year	16,166	15,377	14,846
Company-owned points of distribution	27	16	2

Total systemwide points of distribution - end of year	16,193	15,393	14,848

Advertising Funds	12 Months Ended
Dec. 25, 2010
Advertising Funds [Abstract]
Advertising Funds

(5) Advertising funds

On behalf of certain Dunkin' Donuts and Baskin-Robbins advertising funds, the Company collects a percentage, which typically ranges from 1.0% to 6.0%, of gross retail sales from Dunkin' Donuts and Baskin-Robbins franchisees, to be used for various forms of advertising for each brand. In most of our international markets, franchisees manage their own advertising expenditures, which are not included in the advertising fund results.

The Company administers and directs the development of all advertising and promotion programs in the advertising funds for which it collects advertising fees, in accordance with the provisions of our franchise agreements. The Company acts as, in substance, an agent with regard to these advertising contributions. We consolidate and report all assets and liabilities held by these advertising funds as restricted assets of advertising funds and liabilities of advertising funds within current assets and current liabilities, respectively, in the consolidated balance sheets. The assets and liabilities held by these advertising funds consist primarily of receivables, accrued expenses, and other liabilities related specifically to the advertising funds. The revenues, expenses, and cash flows of the advertising funds are not included in the Company's consolidated statements of operations or consolidated statements of cash flows because the Company does not have complete discretion over the usage of the funds. Contributions to these advertising funds are restricted to advertising, product development, public relations, merchandising, and administrative expenses and programs to increase sales and further enhance the public reputation of each of the brands.

At December 25, 2010 and December 26, 2009, the Company had a net payable of  $23.1 million and  $23.3 million, respectively, to the various advertising funds.

To cover administrative expenses of the advertising funds, the Company charges each advertising fund a management fee for such items as rent, accounting services, information technology, data processing, product development, legal, administrative support services, and other operating expenses, which amounted to  $5.6 million,  $6.2 million, and  $6.0 million for fiscal years 2010, 2009, and 2008, respectively. Such management fees are included in the consolidated statements of operations as a reduction in general and administrative expenses, net.

The Company also made discretionary contributions to certain advertising funds, which amounted to  $1.2 million,  $1.2 million, and  $698 thousand for fiscal years 2010, 2009, and 2008, respectively, for the purpose of supplementing national and regional advertising in certain markets.

Property And Equipment	12 Months Ended
Dec. 25, 2010
Property And Equipment [Abstract]
Property And Equipment

(6) Property and equipment

Property and equipment at December 25, 2010 and December 26, 2009 consisted of the following (in thousands):

	December 25, 2010	December 26, 2009

Land	$30,485	30,738
Buildings	40,093	43,105
Leasehold improvements	160,369	159,208
Store, production, and other equipment	49,072	51,260
Construction in progress	3,917	4,062

	283,936	288,373
Accumulated depreciation and amortization	(90,663)	(78,714)

	$193,273	209,659

Total depreciation expense was  $25.3 million,  $26.9 million, and  $28.5 million for fiscal years 2010, 2009, and 2008, respectively. The Company recognized impairment charges on leasehold improvements, typically due to termination of the underlying lease agreement, and other corporately-held assets of  $4.8 million,  $6.8 million, and  $2.0 million during fiscal years 2010, 2009, and 2008, respectively, which are included in other impairment charges in the consolidated statements of operations.

Investments In Joint Ventures	12 Months Ended
Dec. 25, 2010
Investments In Joint Ventures [Abstract]
Investments In Joint Ventures

(7) Investments in joint ventures

The Company's ownership interests in its joint ventures as of December 25, 2010 and December 26, 2009 were as follows:

	Ownership
Entity	December 25, 2010	December 26, 2009

BR Japan	43.3%	43.3%
BR Korea	33.3	33.3

Summary financial information for the joint venture operations on an aggregated basis was as follows (in thousands):

	December 25, 2010	December 26, 2009

Current assets	$184,608	151,863
Current liabilities	86,969	78,977

Working capital	97,639	72,886
Property, plant, and equipment, net	102,405	81,919
Other assets	141,574	125,119
Long-term liabilities	19,084	14,814

Joint venture equity	$322,534	265,110

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Revenues	$580,671	495,146	463,140
Net income	47,664	41,577	40,130

The comparison between the carrying value of our investments and the underlying equity in net assets of investments is presented in the table below (in thousands):

	BR Japan		BR Korea
	December 25, 2010	December 26, 2009	December 25, 2010	December 26, 2009

Carrying value of investment	$94,326	82,812	74,950	65,090
Underlying equity in net assets of investment	49,854	39,994	69,037	57,503

Carrying value in excess of the underlying equity in net assets(a)	$44,472	42,818	5,913	7,587

(a)	The excess carrying values over the underlying equity in net assets of our joint ventures is primarily comprised of amortizable franchise rights and related tax liabilities and nonamortizable goodwill, all of which were established in the BCT Acquisition.

Equity in net income of joint ventures in the consolidated statements of operations for fiscal years 2010, 2009, and 2008 includes  $897 thousand,  $899 thousand, and  $907 thousand, respectively, of net expense related to the amortization of intangible franchise rights and related deferred tax liabilities noted above. As required under the equity method of accounting, such net expense is recorded in the consolidated statements of operations directly to equity in net income of joint ventures and not shown as a component of amortization expense.

Total estimated amortization expense, net of deferred tax benefits, to be included in equity in net income of joint ventures for fiscal years 2011 through 2015 is as follows (in thousands):

Fiscal year:
2011	$867
2012	789
2013	705
2014	615
2015	519

Comprehensive Income	9 Months Ended
Sep. 24, 2011
Comprehensive Income [Abstract]
Comprehensive Income

(8) Comprehensive Income

Comprehensive income for the three and nine months ended September 24, 2011 and September 25, 2010 consisted of the following (in thousands):

	Three months ended		Nine months ended
	September 24, 2011	September 25, 2010	September 24, 2011	September 25, 2010

Net income	$7,412	18,842	22,851	42,117
Effect of foreign currency translation	(136)	8,635	7,916	9,168
Other	(303)	(75)	(254)	(109)

Total comprehensive income	$6,973	27,402	30,513	51,176

The components of accumulated other comprehensive income were as follows (in thousands):

	September 24, 2011	December 25, 2010

Effect of foreign currency translation	$22,266	14,350
Other	(977)	(723)

Total accumulated other comprehensive income	$21,289	13,627

Goodwill And Other Intangible Assets	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Goodwill And Other Intangible Assets [Abstract]
Goodwill And Other Intangible Assets

(5) Goodwill and Other Intangible Assets

The changes in the gross carrying amount of goodwill from December 25, 2010 to September 24, 2011 are due to the impact of foreign currency fluctuations and goodwill acquired.

Other intangible assets at September 24, 2011 consisted of the following (in thousands):

	Weighted average amortization period (years)	Gross carrying amount	Accumulated amortization	Net carrying amount

Definite-lived intangibles:
Franchise rights	20	$383,476	(113,932)	269,544
Favorable operating leases acquired	13	87,937	(36,968)	50,969
License rights	10	6,230	(3,467)	2,763

Indefinite-lived intangible:
Trade names	N/A	1,190,970	—	1,190,970

		$1,668,613	(154,367)	1,514,246

Other intangible assets at December 25, 2010 consisted of the following (in thousands):

	Weighted average amortization period (years)	Gross carrying amount	Accumulated amortization	Net carrying amount

Definite lived intangibles:
Franchise rights	20	$385,309	(100,296)	285,013
Favorable operating leases acquired	13	90,406	(33,965)	56,441
License rights	10	6,230	(2,997)	3,233

Indefinite lived intangible:
Trade names	N/A	1,190,970	—	1,190,970

		$1,672,915	(137,258)	1,535,657

The changes in the gross carrying amount of other intangible assets from December 25, 2010 to September 24, 2011 are due to the impact of foreign currency fluctuations and the impairment of favorable operating leases acquired resulting from lease terminations. Impairment of favorable operating leases acquired totaled  $32 thousand and  $145 thousand for the three months ended September 24, 2011 and September 25, 2010, respectively, and  $249 thousand and  $1.7 million for the nine months ended September 24, 2011 and September 25, 2010, respectively, and is included within impairment charges in the consolidated statements of operations.

Total estimated amortization expense for fiscal years 2011 through 2015 is presented below (in thousands). The amount reflected below for fiscal year 2011 includes year-to-date amortization.

Fiscal year:
2011	$27,899
2012	26,824
2013	26,264
2014	25,737
2015	25,382

The impact of our unfavorable leases acquired resulted in an increase in rental income and a decrease in rental expense as follows (in thousands):

	Three months ended		Nine months ended
	September 24, 2011	September 25, 2010	September 24, 2011	September 25, 2010

Increase in rental income	$292	365	1,114	1,455
Decrease in rental expense	601	695	1,477	1,841

Total increase in operating income	$893	1,060	2,591	3,296

(8) Goodwill and other intangible assets

The changes and carrying amounts of goodwill by reporting unit were as follows (in thousands):

Goodwill	Dunkin' Donuts U.S.	Dunkin' Donuts International	Baskin- Robbins International	Total

Balance at December 27, 2008 (as adjusted):
Goodwill	$1,148,016	10,186	24,037	1,182,239
Accumulated impairment charges	(270,441)	—	(24,037)	(294,478)

Balance at December 27, 2008	877,575	10,186	—	887,761
Effects of foreign currency adjustments	—	89	—	89

Balance at December 26, 2009 (as adjusted):
Goodwill	1,148,016	10,275	24,037	1,182,328
Accumulated impairment charges	(270,441)	—	(24,037)	(294,478)

Balance at December 26, 2009	877,575	10,275	—	887,850
Goodwill acquired	780	—	—	780
Effects of foreign currency adjustments	—	25	—	25

Balance at December 25, 2010:
Goodwill	1,148,796	10,300	24,037	1,183,133
Accumulated impairment charges	(270,441)	—	(24,037)	(294,478)

Balance at December 25, 2010	$878,355	10,300	—	888,655

Other intangible assets at December 25, 2010 consisted of the following (in thousands):

	Weighted average amortization period (years)	Gross carrying amount	Accumulated amortization	Net carrying amount

Definite lived intangibles:
Franchise rights	20	$385,309	(100,296)	285,013
Favorable operating leases acquired	13	90,406	(33,965)	56,441
License rights	10	6,230	(2,997)	3,233
Indefinite lived intangible:
Trade names	N/A	1,190,970	—	1,190,970

		$1,672,915	(137,258)	1,535,657

Other intangible assets at December 26, 2009 consisted of the following (in thousands):

	Weighted average amortization period (years)	Gross carrying amount	Accumulated amortization	Net carrying amount

Definite lived intangibles:
Franchise rights	20	$385,088	(79,496)	305,592
Favorable operating leases acquired	12	98,696	(32,201)	66,495
License rights	6	31,190	(24,071)	7,119
Indefinite lived intangible:
Trade names	N/A	1,190,970	—	1,190,970

		$1,705,944	(135,768)	1,570,176

During the fourth quarter of 2008, management concluded that indicators of potential impairment were present and that an evaluation of the carrying value of goodwill and trade names was therefore required. The indicators that triggered the interim impairment tests included the economic environment and declines in peer company market values. Accordingly, the Company performed an interim test for impairment as of December 27, 2008.

The impairment test of the Baskin-Robbins trade name resulted in an impairment charge of  $34.0 million, which was recorded during fiscal year 2008 to the Baskin-Robbins U.S. reporting unit, and is included in other impairment charges in the consolidated statements of operations. Fair value of the Baskin-Robbins trade name was estimated using the relief from royalty method, an income approach to valuation. As the estimated fair value of the Dunkin' Donuts trade name exceeded its carrying value, the Company did not record any impairment on the Dunkin' Donuts trade name.

For goodwill, an indication of impairment existed for the Dunkin' Donuts U.S. and Baskin-Robbins International reporting units. Based on the interim results of the goodwill impairment test, a total goodwill impairment charge of  $294.5 million was recorded during fiscal year 2008. Fair value of the reporting units was estimated based on a combination of market multiples and discounted cash flows to determine the implied fair value of goodwill.

In connection with the recognition of the fiscal year 2008 noncash impairment charge for trade name intangible assets of  $34.0 million, the Company recorded a deferred tax benefit of approximately  $13.8 million to reduce a previously established deferred tax liability related to the above-noted intangible assets. There was no deferred tax impact as a result of the goodwill impairment charge as the goodwill is not deductible for tax purposes.

The changes in the gross carrying amount of other intangible assets from December 26, 2009 to December 25, 2010 is due to the impact of foreign currency fluctuations and the impairment of favorable operating leases acquired resulting from lease terminations. Impairment of favorable operating leases acquired totaled  $2.3 million,  $1.7 million, and  $1.4 million for fiscal years 2010, 2009, and 2008, respectively, and is included in other impairment charges in the consolidated statements of operations. Additionally, during fiscal year 2010, the Company wrote off a fully amortized license right intangible asset with a gross carrying amount of  $25.0 million.

Total amortization expense was  $32.5 million,  $36.0 million, and  $37.8 million for fiscal years 2010, 2009, and 2008, respectively. Total estimated amortization expense for other intangible assets for fiscal years 2011 through 2015 is as follows (in thousands):

Fiscal year:
2011	$27,984
2012	26,911
2013	26,321
2014	25,778
2015	25,422

Debt	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Debt [Abstract]
Debt

(6) Debt

On February 18, 2011, the Company completed a re-pricing of its term loans under the senior credit facility, as well as increased the size of the term loans from  $1.25 billion to  $1.40 billion. The incremental proceeds of the term loans were used to repay  $150.0 million of the Company's senior notes.

As a result of the re-pricing of the term loans, the Company recorded a loss on debt extinguishment and refinancing transaction of  $4.4 million, which includes a debt extinguishment of  $465 thousand related to the write-off of original issuance discount and deferred financing costs, and  $3.9 million of costs related to the refinancing, including a prepayment premium paid to creditors and fees paid to third parties. In conjunction with the repayment of senior notes, the Company recorded a loss on debt extinguishment of  $6.6 million, which includes the write-off of original issuance discount and deferred financing costs totaling  $5.8 million, as well as a prepayment premium and third-party costs of  $758 thousand.

On May 24, 2011, the Company increased the size of the term loans from  $1.40 billion to  $1.50 billion. The incremental proceeds of the term loans were used to repay  $100.0 million of the Company's senior notes.

As a result of the additional borrowings under the term loans, the Company recorded a loss on debt extinguishment and refinancing transaction of  $859 thousand, which consisted primarily of fees paid to third parties. In conjunction with the repayment of senior notes, the Company recorded a loss on debt extinguishment of  $4.3 million, which includes the write-off of original issuance discount and deferred financing costs totaling  $3.8 million, as well as a prepayment premium of  $500 thousand.

In connection with the May 2011 amendment of the senior credit facility, the Company paid an arranging and re-pricing fee of  $3.0 million upon consummation of the initial public offering (see note 10). This payment is recorded in loss on debt extinguishment and refinancing transactions in the consolidated statements of operations.

On August 1, 2011, the Company deposited funds with the trustee governing the senior notes to repay the full remaining principal balance on the senior notes. In conjunction with the repayment of senior notes, the Company recorded a loss on debt extinguishment of  $15.1 million, which includes the write-off of original issuance discount and deferred financing costs totaling  $13.2 million, as well as a prepayment premium and third-party costs of  $1.9 million.

As of September 24, 2011, borrowings under the senior credit facility bear interest at a rate per annum equal to an applicable margin plus, at our option, either (1) a base rate determined by reference to the highest of (a) the Federal Funds rate plus 0.5%, (b) the prime rate, (c) the LIBOR rate plus 1%, and (d) 2.00% or (2) a LIBOR rate provided that LIBOR shall not be lower than 1.00%. The applicable margin under the term loan facility is 2.00% for loans based upon the base rate and 3.00% for loans based upon the LIBOR rate.

Repayments are required to be made on term loan borrowings equal to  $15.0 million per calendar year, payable in quarterly installments through September 2017.

(9) Debt

Debt at December 25, 2010 and December 26, 2009 consisted of the following (in thousands):

	December 25, 2010	December 26, 2009

Term B Loans	$1,243,823	—
Senior Notes	615,693	—
Series 2006-1 Class A-2 Notes	—	1,346,320
Series 2006-1 Class M-1 Notes	—	99,999

Total debt	1,859,516	1,446,319
Less current portion of long-term debt	12,500	—

Total long-term debt	$1,847,016	1,446,319

Senior credit facility

The Company's senior credit facility consists of  $1.25 billion aggregate principal amount Term B Loans and a  $100.0 million revolving credit facility, which were entered into by DBGI's subsidiary, Dunkin' Brands, Inc. (DBI) in November 2010. The Term B Loans and revolving credit facility mature in November 2017 and November 2015, respectively. As of December 25, 2010,  $11.2 million of letters of credit were outstanding against the revolving credit facility.

Borrowings under our senior credit facility bear interest at a rate per annum equal to, at our option, either a base rate or a Eurodollar rate. The base rate is equal to an applicable rate ranging from 2.75% to 3.25% based on a leverage ratio plus the highest of (a) the Federal Funds rate plus 0.50%, (b) a prime rate, (c) one-month LIBOR rate plus 1.00%, and (d) 2.50%. The Eurodollar rate is equal to an applicable rate ranging from 3.75% to 4.25% based on a leverage ratio plus the higher of (a) a LIBOR rate and (b) 1.50%. In addition, we are required to pay a commitment fee on our revolving credit facility for unutilized commitments at a rate of 0.50% per annum. The effective interest rate for Term B Loans, including the amortization of original issue discount and deferred financing costs, is 6.1% at December 25, 2010.

Repayments are required to be made under the Term B Loans equal to  $12.5 million per calendar year, payable in quarterly installments through September 2017, with the remaining principal balance due in November 2017. Additionally, following the end of each fiscal year, if the Company's leverage ratio, which is a measure of the Company's cash income to outstanding debt, exceeds 5.25x, the Company is required to prepay an amount equal to 50% of excess cash flow (as defined in the senior credit facility) for such fiscal year. The first excess cash flow payment would be due in the first quarter of fiscal year 2012 based on fiscal year 2011 excess cash flow and leverage ratio. Other events and transactions, such as certain asset sales and incurrence of debt, may trigger additional mandatory prepayments. The senior credit facility requires a 1.0% prepayment premium in the event the Term B Loans or revolving credit facility is voluntarily refinanced by the Company at a reduced interest rate prior to November 2011.

The senior credit facility contains certain financial and nonfinancial covenants, which include restrictions on liens, investments, additional indebtedness, asset sales, certain dividend payments, and certain transactions with affiliates. At December 25, 2010, the Company was in compliance with all of its covenants under the senior credit facility.

Certain of the Company's wholly owned domestic subsidiaries guarantee the senior credit facility. All obligations under the senior credit facility, and the guarantees of those obligations, are secured, subject to certain exceptions, by substantially all assets of DBI and the subsidiary guarantors.

The Term B Loans were issued with an original issue discount of  $6.3 million, resulting in cash proceeds upon issuance of  $1.24 billion. Total debt issuance costs incurred and capitalized in relation to the senior credit facility were  $20.4 million. Total amortization of original issue discount and debt issuance costs related to the senior credit facility was  $323 thousand for fiscal year 2010, which is included in interest expense in the consolidated statements of operations.

Subsequent to fiscal year 2010, the Company re-priced its senior credit facility and increased the amount of term loans outstanding to  $1.40 billion (see note 19).

Senior notes

DBI issued  $625.0 million face amount Senior Notes in November 2010 that mature in December 2018. Interest is payable semi-annually at a rate of 9.625% per annum. The effective interest rate for the Senior Notes, including the amortization of original issue discount and deferred financing costs, is 10.2%.

Certain of DBI's subsidiaries have jointly and severally, irrevocably and unconditionally guaranteed the payment of the amounts due under the Senior Notes. The Senior Notes are unsecured and are effectively subordinated to the senior credit facility to the extent of the value of the assets securing such debt.

The Senior Notes contain certain covenants, which include restrictions on liens, investments, additional indebtedness, asset sales, certain dividend payments, and certain transactions with affiliates. Optional redemptions may be made at 100.0% to 102.5% of par, depending upon the timing of such redemptions. Upon a change of control, the Company must offer to purchase the Senior Notes at 101% of par. At December 25, 2010, the Company was in compliance with all of its covenants under the Senior Notes.

The Senior Notes were originally issued through a private transaction. The Company has agreed to file a registration statement with the SEC to permit either the exchange of the original notes for registered notes having substantially the same term, or the registered resale of the original notes. The exchange of notes or registration covering resales of the original notes must be completed by November 2011 or additional interest may accrue, not to exceed 1.0% per annum.

The Senior Notes were issued with an original issue discount of  $9.4 million, resulting in cash proceeds upon issuance of  $615.6 million. Total debt issuance costs incurred and capitalized in relation to the Senior Notes were  $15.6 million. Total amortization of original issue discount and debt issuance costs related to the Senior Notes was  $182 thousand for fiscal year 2010, which is included in interest expense in the consolidated statements of operations.

Subsequent to fiscal year 2010, the Company will repay  $150.0 million of the Senior Notes utilizing the proceeds from the increased term loans under the senior credit facility (see note 19).

ABS Notes

On May 26, 2006, certain of the Company's subsidiaries (the Co-Issuers) entered into a securitization transaction. In connection with this securitization transaction, the Co-Issuers issued 5.779% Fixed Rate Series 2006-1 Senior Notes, Class A-2 (Class A-2 Notes) with an initial principal amount of  $1.5 billion and 8.285% Fixed Rate Series 2006-1 Subordinated Notes, Class M-1 (Class M-1 Notes) with an initial principal amount of  $100.0 million. In addition, the Company also issued Class A-1 Notes (the Class A-1 Notes, together with the Class A-2 Notes and the Class M-1 Notes, the ABS Notes), which permitted the Co-Issuers to draw up to a maximum of  $100.0 million on a revolving basis. As of December 26, 2009,  $34.3 million of letters of credit were outstanding related to the Class A-1 Notes.

Total debt issuance costs incurred and capitalized in relation to the ABS Notes were  $72.9 million, of which  $6.0 million,  $7.4 million, and  $7.0 million was amortized to interest expense during fiscal years 2010, 2009, and 2008, respectively.

The ABS Notes were secured by a pledge of substantially all of the assets of the Co-Issuers. In addition, certain subsidiaries unconditionally and irrevocably guaranteed the obligations of the Co-Issuers under the ABS Notes, and such guarantee was secured by a pledge of substantially all of the assets of those subsidiaries. In addition, the payment of interest payable on the Class A-1 Notes and the Class A-2 Notes on each payment date (subject to certain limitations) and the outstanding principal amount of the Class A-1 Notes and the Class A-2 Notes on the legal final maturity date (June 20, 2031) was unconditionally and irrevocably guaranteed by Ambac.

During fiscal year 2009, the Company repurchased and retired outstanding Class A-2 Notes with a total face value of  $153.7 million. The Class A-2 Notes were repurchased using available cash for a total repurchase price of  $142.7 million. As a result of these repurchases, the Company recorded a net gain on debt extinguishment of  $3.7 million, which includes the write-off of deferred financing costs of  $4.8 million and pre-payment premiums paid to Ambac of  $2.5 million.

In June 2010, the Company repurchased and retired outstanding Class A-2 Notes with a total face value of  $99.8 million. The Class A-2 Notes were repurchased at par using available cash. As a result of this repurchase, the Company recorded a net loss on debt extinguishment of  $3.7 million, which includes the write-off of deferred financing costs of  $2.7 million and pre-payment premiums paid to Ambac of  $1.0 million.

In December 2010, all outstanding ABS Notes were repaid in full with proceeds from the Term B Loans and Senior Notes. As a result, a net loss on debt extinguishment of  $58.3 million was recorded, which includes the write-off of deferred financing costs of  $34.7 million, make whole payments of  $22.6 million, and other professional and legal costs.

Maturities of long-term debt

The aggregate maturities of long-term debt for each of the next five calendar years are  $14.0 million per year, based on the amended senior credit facility (see note 19).

Other Current Liabilities	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Other Current Liabilities [Abstract]
Other Current Liabilities

(7) Other Current Liabilities

Other current liabilities consisted of the following (in thousands):

	September 24, 2011	December 25, 2010

Gift card/certificate liability	$76,561	123,078
Accrued salary and benefits	25,788	21,307
Accrued professional and legal costs	7,367	9,839
Accrued interest	5,345	6,129
Other	18,469	23,241

Total other current liabilities	$133,530	183,594

(10) Other current liabilities

Other current liabilities at December 25, 2010 and December 26, 2009 consisted of the following (in thousands):

	December 25, 2010	December 26, 2009

Gift card/certificate liability	$123,078	101,949
Accrued salary and benefits	21,307	18,753
Accrued professional and legal costs	9,839	6,590
Accrued interest	6,129	1,652
Other	23,241	30,328

Total other current liabilities	$183,594	159,272

During fiscal year 2010 and 2009, the Company recognized  $521 thousand and  $3.2 million, respectively, of income related to gift certificate breakage within general and administrative expenses, net. The gift certificate breakage amount recognized was based upon historical redemption patterns and represents the remaining balance of gift certificates for which the Company believes the likelihood of redemption by the customer is remote. The Company determined during fiscal year 2009 that sufficient historical patterns existed to estimate breakage and therefore recognized a cumulative adjustment for all gift certificates outstanding as of December 26, 2009.

Leases	12 Months Ended
Dec. 25, 2010
Leases [Abstract]
Leases

(11) Leases

The Company is the lessee on certain land leases (the Company leases the land and erects a building) or improved leases (lessor owns the land and building) covering restaurants and other properties. In addition, the Company has leased and subleased land and buildings to others. Many of these leases and subleases provide for future rent escalation and renewal options. In addition, contingent rentals, determined as a percentage of annual sales by our franchisees, are stipulated in certain prime lease and sublease agreements. The Company is generally obligated for the cost of property taxes, insurance, and maintenance relating to these leases. Such costs are typically charged to the sublessee based on the terms of the sublease agreements. The Company also leases certain office equipment and a fleet of automobiles under noncancelable operating leases.

Included in the Company's consolidated balance sheets are the following amounts related to capital leases (in thousands):

	December 25, 2010	December 26, 2009

Leased property under capital leases (included in property and equipment)	$5,303	5,150
Less accumulated depreciation	(1,379)	(1,020)

	$3,924	4,130

Capital lease obligations:
Current	$205	221
Long-term	5,160	5,217

	$5,365	5,438

Capital lease obligations exclude that portion of the minimum lease payments attributable to land, which is classified separately as operating leases. Interest expense associated with the capital lease obligations is computed using the incremental borrowing rate at the time the lease is entered into and is based on the amount of the outstanding lease obligation. Depreciation on capital lease assets is included in depreciation expense in the consolidated statements of operations. Interest expense related to capital leases for fiscal years 2010, 2009, and 2008, was  $505 thousand,  $493 thousand, and  $418 thousand, respectively.

Included in the Company's consolidated balance sheets are the following amounts related to assets leased to others under operating leases, where the Company is the lessor (in thousands):

	December 25, 2010	December 26, 2009

Land	$26,914	27,750
Buildings	37,680	40,727
Leasehold improvements	147,139	143,823
Store, production, and other equipment	245	2,650
Construction in progress	1,403	677

	213,381	215,627
Accumulated depreciation and amortization	(58,341)	(51,836)

	$155,040	163,791

Future minimum rental commitments to be paid and received by the Company at December 25, 2010 for all noncancelable leases and subleases are as follows (in thousands):

	Payments		Receipts Subleases	Net leases
	Capital leases	Operating leases

Fiscal year:
2011	$686	51,363	(59,822)	(7,773)
2012	691	50,812	(58,740)	(7,237)
2013	702	49,757	(57,325)	(6,866)
2014	721	49,200	(56,232)	(6,311)
2015	754	44,878	(55,150)	(9,518)
Thereafter	6,186	406,549	(425,408)	(12,673)

Total minimum rental commitments	9,740	$652,559	(712,677)	(50,378)

Less amount representing interest	4,375

Present value of minimum capital lease obligations	$5,365

Rental expense under operating leases associated with franchised locations is included in occupancy expenses—franchised restaurants in the consolidated statements of operations. Rental expense under operating leases for all other locations, including corporate facilities and company-owned restaurants, is included in general and administrative expenses, net, in the consolidated statements of operations. Total rental expense for all operating leases consisted of the following (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Base rentals	$53,704	51,819	54,038
Contingent rentals	4,093	3,711	4,127

	$57,797	55,530	58,165

Total rental income for all subleases consisted of the following (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

		(As adjusted)	(As adjusted)
Base rentals	$66,630	67,825	69,459
Contingent rentals	24,472	25,826	28,427

	$91,102	93,651	97,886

The impact of the amortization of our unfavorable operating leases acquired resulted in an increase in rental income and a decrease in rental expense as follows (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Increase in rental income	$1,806	2,157	3,271
Decrease in rental expense	2,514	2,870	2,724

Total increase in operating income	$4,320	5,027	5,995

Following is the estimated impact of the amortization of our unfavorable operating leases acquired for each of the next five years (in thousands):

	Decrease in rental expense	Increase in rental income	Total increase in operating income

Fiscal year:
2011	$1,603	1,208	2,811
2012	1,325	1,056	2,381
2013	1,141	957	2,098
2014	1,084	871	1,955
2015	980	813	1,793

Segment Information	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Segment Information [Abstract]
Segment Information

(9) Segment Information

The Company is strategically aligned into two global brands, Dunkin' Donuts and Baskin-Robbins, which are further segregated between U.S. operations and international operations. As such, the Company has determined that it has four operating segments, which are its reportable segments: Dunkin' Donuts U.S., Dunkin' Donuts International, Baskin-Robbins U.S., and Baskin-Robbins International. Dunkin' Donuts U.S., Baskin-Robbins U.S., and Dunkin' Donuts International primarily derive their revenues through royalty income, franchise fees, and rental income. Baskin-Robbins U.S. also derives revenue through license fees from a third-party license agreement. Baskin-Robbins International primarily derives its revenues from the manufacturing and sales of ice cream products, as well as royalty income, franchise fees, and license fees. The operating results of each segment are regularly reviewed and evaluated separately by the Company's senior management, which includes, but is not limited to, the chief executive officer, the chief financial officer, and brand officers. Senior management primarily evaluates the performance of its segments and allocates resources to them based on earnings before interest, taxes, depreciation, amortization, impairment charges, loss on debt extinguishment and refinancing transactions, other losses, and unallocated corporate charges referred to as segment profit. When senior management reviews a balance sheet, it is at a consolidated level. The accounting policies applicable to each segment are consistent with those used in the consolidated financial statements.

Subsequent to December 25, 2010 and as part of fiscal year 2011 management reporting, intersegment royalties and rental income earned from company-owned restaurants are now eliminated from Dunkin' Donuts U.S. segment revenues. Revenues for all periods presented in the tables below have been restated to reflect these changes.

Revenues for all operating segments include only transactions with unaffiliated customers and include no intersegment revenues. Revenues reported as "Other" include retail sales for company-owned restaurants, as well as revenue earned through arrangements with third parties in which our brand names are used and revenue generated from online training programs for franchisees that are not allocated to a specific segment. Revenues by segment were as follows (in thousands):

	Revenues
	Three months ended		Nine months ended
	September 24, 2011	September 25, 2010	September 24, 2011	September 25, 2010

		(As adjusted)		(As adjusted)
Dunkin' Donuts U.S.	$113,898	100,461	317,505	292,612
Dunkin' Donuts International	3,669	3,552	11,369	10,137
Baskin-Robbins U.S.	12,003	12,308	33,412	34,467
Baskin-Robbins International	28,090	25,278	80,149	69,690

Total reportable segment revenues	157,660	141,599	442,435	406,906
Other	5,848	7,932	17,258	20,453

Total revenues	$163,508	149,531	459,693	427,359

For purposes of evaluating segment profit, Dunkin' Donuts U.S. includes the net operating income earned from company-owned restaurants. Expenses included in "Corporate and other" in the segment profit table below include corporate overhead costs, such as payroll and related benefit costs and professional services. Segment profit by segment was as follows (in thousands):

	Segment profit
	Three months ended		Nine months ended
	September 24, 2011	September 25, 2010	September 24, 2011	September 25, 2010

		(As adjusted)		(As adjusted)
Dunkin' Donuts U.S.	$88,992	72,335	242,305	213,568
Dunkin' Donuts International	2,496	3,696	8,826	10,944
Baskin-Robbins U.S.	6,963	8,761	18,189	23,387
Baskin-Robbins International	14,453	13,923	33,069	34,891

Total reportable segment profit	112,904	98,715	302,389	282,790
Corporate and other	(45,500)	(29,903)	(100,971)	(86,216)
Interest expense, net	(23,927)	(25,611)	(86,502)	(80,598)
Depreciation	(6,128)	(6,211)	(18,350)	(19,159)
Amortization of other intangible assets	(7,001)	(7,762)	(21,106)	(25,315)
Impairment charges	(163)	(265)	(1,220)	(2,955)
Loss on debt extinguishment and refinancing transactions	(18,050)	—	(34,222)	(3,693)
Other losses, net	(423)	(4)	(11)	(33)

Income before income taxes	$11,712	28,959	40,007	64,821

Equity in net income of joint ventures is included in segment profit for the Dunkin' Donuts International and Baskin-Robbins International reportable segments. Equity in net income of joint ventures by reportable segment was as follows (in thousands):

	Equity in net income of joint ventures
	Three months ended		Nine months ended
	September 24, 2011	September 25, 2010	September 24, 2011	September 25, 2010

Dunkin' Donuts International	$51	1,060	944	3,484
Baskin-Robbins International	7,358	6,517	11,262	12,529

Total equity in net income of joint ventures	$7,409	7,577	12,206	16,013

(12) Segment information

The Company is strategically aligned into two global brands, Dunkin' Donuts and Baskin-Robbins, which are further segregated between U.S. operations and international operations. As such, the Company has determined that it has four operating segments, which are its reportable segments: Dunkin' Donuts U.S., Dunkin' Donuts International, Baskin-Robbins U.S., and Baskin-Robbins International. Dunkin' Donuts U.S., Baskin-Robbins U.S., and Dunkin' Donuts International primarily derive their revenues through royalty income, franchise fees, and rental income. Baskin-Robbins U.S. also derives revenue through license fees from a third-party license agreement. Baskin-Robbins International primarily derives its revenues from the manufacturing and sales of ice cream products, as well as royalty income, franchise fees, and license fees. The operating results of each segment are regularly reviewed and evaluated separately by the Company's senior management, which includes, but is not limited to, the chief executive officer, the chief financial officer, and worldwide brand officers. Senior management primarily evaluates the performance of its segments and allocates resources to them based on earnings before interest, taxes, depreciation, amortization, impairment charges, foreign currency gains and losses, other gains and losses, and unallocated corporate charges, referred to as segment profit. When senior management reviews a balance sheet, it is at a consolidated level. The accounting policies applicable to each segment are consistent with those used in the consolidated financial statements.

Historically, revenues for Dunkin' Donuts U.S. included royalties and rental income earned from company-owned restaurants. Subsequent to December 25, 2010 and as part of fiscal year 2011 management reporting, intersegment royalties and rental income earned from company-owned restaurants are now eliminated from Dunkin' Donuts U.S. segment revenues. Revenues for all periods presented in the tables below have been restated to reflect these changes, which resulted in a reduction of Dunkin' Donuts U.S. revenues of  $2.1 million and  $333 thousand for fiscal years 2010 and 2009, respectively. These changes had no impact on segment revenues for fiscal year 2008.

Revenues for all operating segments include only transactions with unaffiliated customers and include no intersegment revenues. Revenues reported as "Other" include retail sales for company-owned restaurants, as well as revenue earned through arrangements with third parties in which our brand names are used and revenue generated from online training programs for franchisees that are not allocated to a specific segment. Revenues by segment were as follows (in thousands):

	Revenues
	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

		(As adjusted)	(As adjusted)
Dunkin' Donuts U.S.	$400,337	387,262	397,176
Dunkin' Donuts International	14,128	12,326	13,241
Baskin-Robbins U.S.	42,920	46,293	50,499
Baskin-Robbins International	91,285	80,764	76,066

Total reportable segments	548,670	526,645	536,982
Other	28,465	11,428	7,947

Total revenues	$577,135	538,073	544,929

Revenues for foreign countries are represented by the Dunkin' Donuts International and Baskin-Robbins International segments above. No individual foreign country accounted for more than 10% of total revenues for any fiscal year presented.

For purposes of evaluating segment profit, Dunkin' Donuts U.S. includes the net operating income earned from company-owned restaurants. Expenses included in "Corporate and other" in the segment profit table below include corporate overhead costs, such as payroll and related benefit costs and professional services. Segment profit by segment was as follows (in thousands):

	Segment profit
	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

		(As adjusted)	(As adjusted)
Dunkin' Donuts U.S.	$293,132	275,961	288,009
Dunkin' Donuts International	14,573	12,628	14,534
Baskin-Robbins U.S.	27,607	33,459	33,925
Baskin-Robbins International	41,596	41,212	33,257

Total reportable segments	376,908	363,260	369,725
Corporate and other	(118,482)	(107,287)	(112,456)
Interest expense, net	(112,532)	(115,019)	(115,944)
Depreciation and amortization	(57,826)	(62,911)	(66,300)
Goodwill impairment	—	—	(294,478)
Other impairment charges	(7,075)	(8,517)	(37,384)
Gain (loss) on debt extinguishment	(61,955)	3,684	—
Other gains (losses), net	408	1,066	(3,929)

Income (loss) before income taxes	$19,446	74,276	(260,766)

Equity in net income of joint ventures, including amortization on intangibles resulting from the BCT Acquisition, is included in segment profit for the Dunkin' Donuts International and Baskin-Robbins International reportable segments. Equity in net income of joint ventures by reportable segment was as follows (in thousands):

	Equity in net income of joint ventures
	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Dunkin' Donuts International	$3,913	3,718	4,385
Baskin-Robbins International	13,912	10,583	9,784

Total equity in net income of joint ventures	$17,825	14,301	14,169

Depreciation and amortization is not included in segment profit for each reportable segment. However, depreciation and amortization is included in the financial results regularly provided to the Company's senior management. Depreciation and amortization by reportable segments was as follows (in thousands):

	Depreciation and amortization
	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Dunkin' Donuts U.S.	$21,802	24,035	25,475
Dunkin' Donuts International	129	143	222
Baskin-Robbins U.S.	760	1,079	1,590
Baskin-Robbins International	1,183	1,173	1,294

Total reportable segments	23,874	26,430	28,581
Corporate and other	33,952	36,481	37,719

Total depreciation and amortization	$57,826	62,911	66,300

Property and equipment, net by geographic region as of December 25, 2010 and December 26, 2009 are based on the physical locations within the indicated geographic regions and are as follows (in thousands):

	December 25, 2010	December 26, 2009

United States	$187,862	204,708
International	5,411	4,951

	$193,273	209,659

Stockholders' Equity	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Stockholders' Equity [Abstract]
Stockholders' Equity

(10) Stockholders' Equity

(a) Initial Public Offering

On August 1, 2011, the Company completed an initial public offering in which the Company sold 22,250,000 shares of common stock at an initial public offering price of  $19.00 per share, less underwriter discounts and commissions, resulting in net proceeds to the Company of approximately  $390.0 million after deducting underwriter discounts and commissions and expenses paid or payable by the Company. Additionally, the underwriters exercised, in full, their option to purchase 3,337,500 additional shares, which were sold by certain existing stockholders. The Company did not receive any proceeds from the sales of shares by the existing stockholders. The Company used a portion of the net proceeds from the initial public offering to repay the remaining  $375.0 million outstanding under the senior notes, with the remaining net proceeds being used for working capital and general corporate purposes. As of September 24, 2011,  $126 thousand of accrued offering costs remained unpaid, but are expected to be paid by the end of the Company's fiscal year.

(b) Class L Common Stock

Prior to the initial public offering, our charter authorized the Company to issue two classes of common stock, Class L and common. The rights of the holders of common and Class L shares were identical, except with respect to priority in the event of a distribution, as defined. The Class L common stock was entitled to a preference with respect to all distributions by the Company until the holders of Class L common stock had received an amount equal to the Class L base amount of approximately forty-one dollars and seventy-five cents per share, plus an amount sufficient to generate an internal rate of return of 9% per annum on the Class L base amount, compounded quarterly. Thereafter, the common and Class L stock shared ratably in all distributions by the Company. Class L common stock was classified outside of permanent equity in the consolidated balance sheets at its preferential distribution amount, as the Class L stockholders controlled the timing and amount of distributions. The Class L preferred return of 9% per annum, compounded quarterly, was added to the Class L preferential distribution amount each period and recorded as an increase to accumulated deficit. Dividends paid on the Class L common stock reduced the Class L preferential distribution amount.

Immediately prior to the initial public offering, each outstanding share of Class L common stock converted into approximately 0.2189 of a share of common stock plus 2.2149 shares of common stock, which was determined by dividing the Class L preference amount,  $38.8274, by the initial public offering price net of the estimated underwriting discount and a pro rata portion, based upon the number of shares sold in the offering, of the estimated offering-related expenses. As such, the 22,866,379 shares of Class L common stock that were outstanding at the time of the offering converted into 55,652,782 shares of common stock.

The change in Class L common stock during the nine months ended September 24, 2011 resulted from the following (in thousands):

	Nine months ended September 24, 2011
	Shares	Amount

Common stock, Class L, as of December 25, 2010	22,995	$840,582
Issuance of Class L common stock	65	2,271
Repurchases of Class L common stock	—	(113)
Retirement of treasury stock	(194)	—
Accretion of Class L preferred return	—	45,101
Conversion of Class L shares to Class A shares	(22,866)	(887,841)

Common stock, Class L, as of September 24, 2011	—	—

The increase in the accumulated deficit for the nine months ended September 24, 2011 resulted from the accretion of the Class L preferred return, offset by net income for the period.

(c) Treasury Stock

During the nine months ended September 24, 2011, the Company repurchased a total of 17,189 shares of common stock and 3,266 shares of Class L common stock that was originally sold and/or granted to former employees of the Company. The Company accounts for treasury stock under the cost method, and as such recorded  $286 thousand in treasury stock during the nine months ended September 24, 2011 based on the cost of the shares on the respective dates of repurchase. On April 26, 2011, the Company retired all of its treasury stock, resulting in a  $2.0 million reduction in common treasury stock and additional paid-in-capital.

(d) Equity Incentive Plans

The Company's 2006 Executive Incentive Plan, as amended, (the "2006 Plan") provides for the grant of stock-based and other incentive awards. A maximum of 12,191,145 shares of common stock may be delivered in satisfaction of awards under the 2006 Plan, of which a maximum of 5,012,966 shares may be awarded as nonvested (restricted) shares and a maximum of 7,178,179 may be delivered in satisfaction of stock options.

The Dunkin' Brands Group, Inc. 2011 Omnibus Long-Term Incentive Plan (the "Omnibus Plan") was adopted in July 2011, and will replace the 2006 Plan. A maximum of 7,000,000 shares of common stock may be delivered in satisfaction of awards under the Omnibus Plan. As of September 24, 2011, no awards have been made under the Omnibus Plan, however, the Company intends on granting all future stock-based awards under this plan.

During the nine months ended September 24, 2011, the Company granted the following stock-based awards, all of which were granted under the 2006 Plan:

Grant Date	Type of award	Number of awards granted	Option exercise price	Fair value of underlying common stock

3/9/2011	Executive options	637,040	$7.31	$7.31
3/9/2011	Nonexecutive options	21,891	$7.31	$7.31
7/26/2011	Restricted shares	65,000	n/a	$19.00
7/26/2011	Executive options	191,000	$19.00	$19.00
7/26/2011	Nonexecutive options	28,600	$19.00	$19.00

The executive stock options vest in two separate tranches, which have been designated as Tranche 4 and Tranche 5. Tranche 4 options vest in equal annual amounts over a five-year period subsequent to the grant date. Tranche 5 options vest based on continued service over a five-year period and achievement of specified investor returns upon a sale, distribution, or dividend. Both Tranche 4 and Tranche 5 options provide for partial accelerated vesting upon change in control. The nonexecutive stock options vest in equal annual amounts over a five-year period subsequent to the grant date, and also fully vest upon a change of control. The maximum contractual term of both executive and nonexecutive options is ten years. The restricted shares vest in four or five equal annual installments based on a service condition, and also fully vest upon a change of control. Of the awards granted on July 26, 2011, 65,000 restricted shares and 155,000 executive options were forfeited prior to September 24, 2011.

The Company estimated the fair value of the Tranche 4 options and the nonexecutive options on the date of grant using the Black-Scholes option pricing model. The fair value of the Tranche 5 options was estimated on the date of grant using a combination of lattice models and Monte Carlo simulations. The estimated fair value of awards granted is based upon certain assumptions, including probability of achievement of performance and market conditions for certain awards, stock price, expected term, expected volatility, dividend yield, and a risk-free interest rate. Prior to the initial public offering, the fair value of the common stock underlying the options granted was determined based on a contemporaneous valuation performed by an independent third-party valuation specialist in accordance with the guidelines outlined in the American Institute of Certified Public Accountants Practice Aid, Valuation of Privately-Held-Company Equity Securities Issued as Compensation.

Total compensation expense related to all share-based awards was  $3.0 million and  $304 thousand for the three months ended September 24, 2011 and September 25, 2010, respectively, and  $3.4 million and  $1.2 million for the nine months ended September 24, 2011 and September 25, 2010, respectively, and is included in general and administrative expenses, net in the consolidated statements of operations. Share-based compensation expense for the three and nine months ended September 24, 2011 includes  $2.6 million of expense recorded upon completion of the initial public offering related to approximately 0.8 million outstanding Tranche 3 restricted shares granted to employees primarily in 2006 that were not eligible to vest until completion of an initial public offering or change of control (performance condition).

(13) Stockholders' equity

(a) Common Stock

Our charter authorizes the Company to issue two classes of common stock, Class L and common. The rights of the holders of common and Class L shares are identical, except with respect to priority in the event of a distribution, as defined. The Class L common stock is entitled to a preference with respect to all distributions by the Company until the holders of Class L common stock have received an amount equal to the Class L base amount of approximately forty-one dollars and seventy-five cents per share, plus an amount sufficient to generate an internal rate of return of 9% per annum on the Class L base amount, compounded quarterly. Thereafter, the common and Class L stock share ratably in all distributions by the Company. In the event of a change of control or an initial public offering of the Company, each share of Class L common stock is convertible into a number of shares of common stock based on the fair market value of a common share at such time. Class L common stock is classified outside of permanent equity in the consolidated balance sheets at its preferential distribution amount, as the Class L stockholders control the timing and amount of distributions. The Class L preferred return of 9% per annum, compounded quarterly, is added to the Class L preferential distribution amount each period and recorded as an increase to accumulated deficit. Dividends paid on the Class L common stock reduce the Class L preferential distribution amount.

The changes in Class L common stock were as follows (in thousands):

	Fiscal year ended
	December 25, 2010		December 26, 2009		December 27, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Common stock, Class L, beginning of year	22,981	$1,232,001	22,918	$1,127,863	22,918	$1,033,450
Issuance of Class L common stock	14	754	63	2,648	—	—
Repurchases of Class L common stock	—	(3,197)	—	(3,070)	—	(1,039)
Cash dividends paid	—	(500,002)	—	—	—	—
Accretion of Class L preferred return	—	111,026	—	104,560	—	95,452

Common stock, Class L, end of year	22,995	$840,582	22,981	$1,232,001	22,918	$1,127,863

On December 3, 2010, the board of directors declared an aggregate dividend in the amount of  $500.0 million, or  $21.93 per share, payable on that date in accordance with the Company's charter to the holders of Class L common stock as of that date. The dividend was recorded as a reduction to Class L common stock.

Common shares issued and outstanding included in the consolidated balance sheets include vested and unvested restricted shares. Common stock in the consolidated statement of stockholders' equity and comprehensive income (loss) exclude unvested restricted shares.

(b) Treasury stock

During fiscal years 2010, 2009, and 2008, the Company repurchased a total of 193,800 shares, 201,372 shares, and 78,773 shares, respectively, of common stock and 65,414 shares, 72,859 shares, and 24,789 shares, respectively, of Class L shares that were originally sold and granted to former employees of the Company. The Company accounts for treasury stock under the cost method, and as such has recorded a total of  $1.8 million in common treasury stock as of December 25, 2010 based on the fair market value of the shares on the respective dates of repurchase. Repurchases of Class L shares are recorded as reductions to Class L common stock.

(c) Equity incentive plans

The Company's 2006 Executive Incentive Plan, as amended, (the 2006 Plan), provides for the grant of stock-based and other incentive awards. A maximum of 12,191,145 shares of common stock may be delivered in satisfaction of awards under the 2006 Plan, of which a maximum of 5,012,966 shares may be awarded as nonvested (restricted) shares and a maximum of 7,178,179 may be delivered in satisfaction of stock options.

Total share-based compensation expense, which is included in general and administrative expenses, net, consisted of the following (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Restricted shares	$639	1,684	1,700
Stock options—executive	703	—	—
Stock options—nonexecutive	119	61	49

Total share-based compensation	$1,461	1,745	1,749

Total related tax benefit	$619	676	699

Nonvested (restricted) shares

The Company has issued restricted shares of common stock to certain executive officers of the Company. The restricted shares generally vest in three separate tranches with different vesting conditions. In addition to the vesting conditions described below, all three tranches of the restricted shares provide for partial or full accelerated vesting upon change in control. Restricted shares that do not vest are forfeited to the Company.

Tranche 1 shares generally vest in four or five equal annual installments based on a service condition. The weighted average requisite service period for the Tranche 1 shares is approximately 4.4 years, and compensation cost is recognized ratably over this requisite service period.

For the restricted shares granted in May 2006, the Tranche 2 shares generally vest in installments on August 31, 2006, December 29, 2007, and continuing annually through December 25, 2010 based on a service condition and performance conditions linked to annual EBITDA targets, which were not achieved for fiscal years 2008, 2009, and 2010. As the Tranche 2 shares vest in installments and contain a performance condition, these shares are treated as five separate awards with five separate vesting dates and requisite service periods. The requisite service periods for the Tranche 2 shares are approximately 0.3 years for the shares that vested on August 31, 2006, 1.3 years for the shares that vested on December 29, 2007, and approximately 1.0 year for the remaining vesting periods. Total compensation cost for the Tranche 2 shares is determined based on the most likely outcome of the performance conditions and the number of awards expected to vest based on those outcomes.

For all other restricted shares granted, the Tranche 2 shares generally vest in five annual installments beginning on the last day of the fiscal year of grant based on a service condition and performance conditions linked to annual EBITDA targets, which were not achieved for fiscal years 2008, 2009, and 2010 and are not expected to be achieved in future years. These shares are also treated as five separate awards with five separate vesting dates and requisite service periods. The requisite service periods for these Tranche 2 shares range from 0.2 to 0.5 years for the shares that vest in the year of grant and approximately 1.0 year for the remaining vesting periods.

Tranche 3 shares generally vest in four annual installments based on a service condition, a performance condition, and market conditions. The Tranche 3 shares do not become eligible to vest until the achievement of the performance condition, which is defined as an initial public offering or change in control. These events are not yet considered probable of occurring. The market condition relates to the achievement of a minimum investor rate of return on the Sponsor's shares ranging from 20% to 24% as of specified measurement dates, which occur on the six month anniversary of an initial public offering and every three months thereafter, or on the date of a change in control. Once the occurrence of the performance condition is deemed probable, the derived service period of the market condition will be determined based on a valuation model. As the Tranche 3 shares require the satisfaction of multiple vesting conditions, the requisite service period will be the longest of the explicit, implicit, and derived service periods of the service, performance, and market conditions. As the performance condition cannot be deemed probable of occurring until an initial public offering or change of control event is completed, no compensation cost has been recognized related to the Tranche 3 shares. If an initial public offering or change of control event does occur, the cumulative compensation cost based on the portion of the service period that has elapsed since the grant date would be recorded in the period that such event occurs.

A summary of the changes in the Company's restricted shares during fiscal year 2010 is presented below:

	Number of shares	Weighted average grant-date fair value

Restricted shares at December 26, 2009	2,017,955	$4.34
Granted	—	—
Vested	(293,595)	4.59
Forfeited	(638,533)	4.56

Restricted shares at December 25, 2010	1,085,827	4.28

The fair value of each restricted share was estimated on the date of grant based on recent transactions and third-party valuations of the Company's common stock. As of December 25, 2010, there was  $184 thousand of total unrecognized compensation cost related to the Tranche 1 restricted shares granted under the 2006 Plan. Unrecognized compensation cost related to the Tranche 1 shares is expected to be recognized over a weighted average period of approximately 1.3 years. The total potential unrecognized compensation cost related to the Tranche 2 shares is  $170 thousand. As the performance condition for Tranche 2 shares is not deemed probable of occurring, it is unlikely the compensation cost will be recognized. The total potential unrecognized compensation cost related to the Tranche 3 shares is  $3.9 million, and no compensation cost will be recognized until the related performance condition is deemed probable of occurring. The total grant-date fair value of shares vested during fiscal years 2010, 2009, and 2008 was  $1.3 million,  $1.9 million, and  $1.8 million, respectively.

Stock options—executive

During fiscal year 2010, the Company granted options to executives to purchase 4,750,437 shares of common stock under the 2006 Plan. The executive options vest in two separate tranches, 30% allocated as Tranche 4 and 70% allocated as Tranche 5, each with different vesting conditions. In addition to the vesting conditions described below, both tranches provide for partial accelerated vesting upon change in control. The maximum contractual term of the executive options is ten years.

The Tranche 4 executive options generally vest in equal annual amounts over a five-year period subsequent to the grant date, and as such are subject to a service condition. Certain options provide for accelerated vesting at the date of grant, with 20% of the Tranche 4 options vesting on each subsequent anniversary of the grant date over a three or four-year period. The requisite service periods over which compensation cost is being recognized ranges from three to five years.

The Tranche 5 executive options become eligible to vest based on continued service periods of three to five years that are aligned with the Tranche 4 executive options. Vesting does not actually occur until the achievement of a performance condition, which is the sale of shares by the Sponsors. Additionally, the options are subject to a market condition related to the achievement of specified investor returns to the Sponsors upon a sale of shares. Upon a sale of shares by the Sponsors and assuming the requisite service has been provided, Tranche 5 options will vest in proportion to the percentage of the Sponsors' shares sold by them, but only if the aggregate return on those shares sold is two times the Sponsors' original purchase price. Additionally, 100% of the Tranche 5 options will vest, assuming the requisite service has been provided, if the aggregate amount of cash received by the Sponsors through sales, distributions, or dividends is two times the original purchase price of all shares purchased by the Sponsors. As the Tranche 5 options require the satisfaction of multiple vesting conditions, the requisite service period will be the longest of the explicit, implicit, and derived service periods of the service, performance, and market conditions. As the performance condition cannot be deemed probable of occurring until a Sponsor liquidity event occurs, no compensation cost has been recognized related to the Tranche 5 options.

The fair value of the Tranche 4 options was estimated on the date of grant using the Black-Scholes option pricing model. The fair value of the Tranche 5 options was estimated on the date of grant using a combination of lattice models and Monte Carlo simulations. These models are impacted by the Company's stock price and certain assumptions related to the Company's stock and employees' exercise behavior. Additionally, the value of the Tranche 5 options is impacted by the probability of achievement of the market condition. The following weighted average assumptions were utilized in determining the fair value of executive options granted during fiscal years 2010:

Fiscal year ended December 25, 2010

Weighted average grant-date fair value of share options granted	$1.51
Significant assumptions:
Tranche 4 options:
Risk-free interest rate	2.0%–2.8%
Expected volatility	58.0%
Dividend yield	—
Expected term (years)	5.6–6.5
Tranche 5 options:
Risk-free interest rate	2.3%–3.4%
Expected volatility	43.1%–66.4%
Dividend yield	—

The expected term of the Tranche 4 options was estimated utilizing the simplified method. We utilized the simplified method because the Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term. The simplified method was used for all stock options that require only a service vesting condition, including all Tranche 4 options, for all periods presented. The risk-free interest rate assumption was based on yields of U.S. Treasury securities in effect at the date of grant with terms similar to the expected term. Expected volatility was estimated based on historical volatility of peer companies over a period equivalent to the expected term. Additionally, the Company does not currently anticipate paying dividends on the underlying common stock.

As share-based compensation expense recognized is based on awards ultimately expected to vest, it has been reduced for estimated forfeitures of generally 10% per year. Forfeitures are required to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Forfeitures were estimated based on historical and forecasted turnover.

A summary of the status of the Company's executive stock options as of December 25, 2010 and changes during fiscal year 2010 are presented below:

	Number of shares	Weighted average exercise price	Weighted average remaining contractual term (years)	Aggregate intrinsic value (in thousands)

Share options outstanding at December 26, 2009	—	$—	—
Granted	4,750,437	3.09
Exercised	—	—
Forfeited or expired	(275,832)	3.01

Share options outstanding at December 25, 2010	4,474,606	3.09	9.2	$18,862

Share options exercisable at December 25, 2010	179,291	3.01	9.2	770

Executive stock options granted during fiscal year 2010 consisted of the following:

Grant Date	Number of awards granted	Option exercise price	Fair value of underlying common stock

2/23/2010	4,575,306	$3.01	$3.01
7/26/2010	169,658	$5.02	$5.02
8/6/2010	5,473	$5.02	$5.02

The fair value of the common stock underlying the options granted during fiscal year 2010 was determined based on a contemporaneous valuation performed by an independent third-party valuation specialist in accordance with the guidelines outlined in the American Institute of Certified Public Accountants Practice Aid, Valuation of Privately-Held-Company Equity Securities Issued as Compensation.

As of December 25, 2010, there was  $1.7 million of total unrecognized compensation cost related to executive stock options granted under the 2006 Plan. Unrecognized compensation cost is expected to be recognized over a weighted average period of approximately 3.7 years.

Stock options—nonexecutive

During fiscal years 2010, 2009, and 2008, the Company granted options to nonexecutives to purchase 222,198 shares, 14,908 shares, and 69,615 shares, respectively, of common stock under the 2006 Plan. The nonexecutive options vest in equal annual amounts over a five-year period subsequent to the grant date, and as such are subject to a service condition, and also fully vest upon a change of control. The requisite service period over which compensation cost is being recognized is five years. The maximum contractual term of the nonexecutive options is ten years.

The fair value of nonexecutive options was estimated on the date of grant using the Black-Scholes option pricing model. This model is impacted by the Company's stock price and certain assumptions related to the Company's stock and employees' exercise behavior. The following weighted average assumptions were utilized in determining the fair value of nonexecutive options granted during fiscal years 2010, 2009, and 2008:

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Weighted average grant-date fair value of share options granted	$2.88	0.79	2.07

Weighted average assumptions:
Risk-free interest rate	2.1%	2.3%	3.6%
Expected volatility	58.0	37.0	30.0
Dividend yield	—	—	—
Expected term (years)	6.5	6.5	6.5

The expected term was estimated utilizing the simplified method. We utilized the simplified method because the Company does not have sufficient historical exercise data to provide a reasonable basis upon which to estimate expected term. The simplified method was used for all stock options that require only a service vesting condition, including all non-executive options for all periods presented. The risk-free interest rate assumption was based on yields of U.S. Treasury securities in effect at the date of grant with terms similar to the expected term. Expected volatility was estimated based on historical volatility of peer companies over a period equivalent to the expected term. Additionally, the Company does not currently anticipate paying dividends on the underlying common stock.

As share-based compensation expense recognized is based on awards ultimately expected to vest, it has been reduced for annualized estimated forfeitures of 13%. Forfeitures are required to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates. Forfeitures were estimated based on historical and forecasted turnover.

A summary of the status of the Company's nonexecutive stock options as of December 25, 2010 and changes during fiscal year 2010 is presented below:

	Number of shares	Weighted average exercise price	Weighted average remaining contractual term (years)	Aggregate intrinsic value (in thousands)

Share options outstanding at December 26, 2009	172,252	$4.69	7.6
Granted	222,198	5.02
Exercised	—	—
Forfeited or expired	(34,343)	4.73

Share options outstanding at December 25, 2010	360,107	4.89	8.5	$870

Share options exercisable at December 25, 2010	81,891	4.76	6.3	209

Nonexecutive stock options granted during fiscal year 2010 consisted of the following:

Grant Date	Number of awards granted	Option exercise price	Fair value of underlying common stock

7/26/2010	19,702	$5.02	$5.02
8/6/2010	202,496	$5.02	$5.02

The fair value of the common stock underlying the options granted during fiscal year 2010 was determined based on a contemporaneous valuation performed by an independent third-party valuation specialist in accordance with the guidelines outlined in the American Institute of Certified Public Accountants Practice Aid, Valuation of Privately-Held-Company Equity Securities Issued as Compensation.

As of December 25, 2010, there was  $452 thousand of total unrecognized compensation cost related to nonexecutive stock options granted under the 2006 Plan. Unrecognized compensation cost is expected to be recognized over a weighted average period of approximately 4.2 years.

(d) Accumulated other comprehensive income

The components of accumulated other comprehensive income were as follows (in thousands):

	December 25, 2010	December 26, 2009

		(As adjusted)
Effect of foreign currency translation	$14,350	4,726
Other	(723)	(297)

Total accumulated other comprehensive income	$13,627	4,429

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Income Taxes [Abstract]
Income Taxes

(12) Income Taxes

During the first quarter of fiscal year 2011, the Company recognized deferred tax expense of  $1.9 million due to enacted changes in future state income tax rates. This change in enacted tax rates affects the tax rate expected to be in effect in future periods when the deferred tax assets and liabilities reverse.

The federal income tax returns of the Company for fiscal years 2006, 2007, 2008, and 2009 are currently under audit by the Internal Revenue Service ("IRS"), and the IRS has proposed adjustments for fiscal years 2006 and 2007 to increase our taxable income as it relates to our gift card program, specifically to record taxable income upon the activation of gift cards. We have filed a protest to the IRS' proposed adjustments. If the IRS were to prevail in this matter the proposed adjustments would result in additional taxable income of approximately  $58.9 million for fiscal years 2006 and 2007 and approximately  $26.5 million of additional federal and state taxes and interest owed, net of federal and state benefits. If the IRS prevails, a cash payment would be required and the additional taxable income would represent temporary differences that will be deductible in future years. Therefore, the potential tax expense attributable to the IRS adjustments for 2006 and 2007 would be limited to  $2.9 million, consisting of federal and state interest, net of federal and state benefits. In addition, if the IRS were to prevail in respect of fiscal years 2006 and 2007, it is likely to make similar claims for years subsequent to fiscal 2007 and the potential additional federal and state taxes and interest owed, net of federal and state benefits, for fiscal years 2008, 2009, and 2010, computed on a similar basis to the IRS method used for fiscal years 2006 and 2007, and factoring in the timing of our gift card uses and activations, would be approximately  $19.6 million. The corresponding potential tax expense impact attributable to these later fiscal years, 2008 through 2010, would be approximately  $0.7 million. Subsequent to September 24, 2011, representatives of the Company met with the IRS appeals officer. Based on that meeting, the Company proposed a settlement related to this issue and is awaiting a response from the IRS. If our settlement proposal is accepted as presented, we expect to make a cash tax payment in an amount that is less than the amounts proposed by the IRS to cumulatively adjust our tax method of accounting for our gift card program through the tax year ended December 25, 2010. No assurance can be made that a settlement can be reached, or that we will otherwise prevail in the final resolution of this matter. An unfavorable outcome from any tax audit could result in higher tax costs, penalties, and interests, thereby negatively and adversely impacting our financial condition, results of operations, or cash flows.

(14) Income taxes

Income (loss) before income taxes was attributed to domestic and foreign taxing jurisdictions as follows (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

		(As adjusted)	(As adjusted)
Domestic operations	$2,270	54,804	(269,867)
Foreign operations	17,176	19,472	9,101

Income (loss) before income taxes	$19,446	74,276	(260,766)

The components of the provision (benefit) for income taxes were as follows (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

		(As adjusted)	(As adjusted)
Current:
Federal	$11,497	8,575	22,606
State	5,339	8,585	7,498
Foreign	4,138	3,807	3,175

Current tax provision	20,974	20,967	33,279

	December 25, 2010	December 26, 2009	December 27, 2008

Deferred:
Federal	$(16,916)	15,773	(15,656)
State	(10,397)	2,239	(8,461)
Foreign	(1,076)	289	(30)

Deferred tax provision (benefit)	(28,389)	18,301	(24,147)

Provision (benefit) for income taxes	$(7,415)	39,268	9,132

The provision for income taxes from continuing operations differed from the expense computed using the statutory federal income tax rate of 35% due to the following:

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

		(As adjusted)	(As adjusted)
Computed federal income tax expense, at statutory rate	35.0%	35.0%	35.0%

Permanent differences:
Goodwill impairment	—	—	(39.5)
Other permanent differences	1.7	0.5	(0.2)
State income taxes	(25.4)	4.8	0.9
Benefits and taxes related to foreign operations	(33.4)	(6.9)	1.6
Change in valuation allowance	—	7.8	—
Uncertain tax positions	(16.1)	12.3	(1.3)
Other	0.1	(0.6)	—

	(38.1)%	52.9%	(3.5)%

During the year ended December 25, 2010, the Company recognized a deferred tax benefit of  $5.7 million, due to changes in the estimated apportionment of income among the states in which the Company earns income and enacted changes in future state income tax rates. During the year ended December 27, 2008, the Company recognized a deferred tax benefit of  $4.4 million, due to enacted changes in future state income tax rates. These changes in estimates and enacted tax rates affect the tax rate expected to be in effect in future periods when the deferred tax assets and liabilities reverse.

The components of deferred tax assets and liabilities were as follows (in thousands):

	December 25, 2010		December 26, 2009
	Deferred tax assets	Deferred tax liabilities	Deferred tax assets	Deferred tax liabilities

			(As adjusted)

Current:
Allowance for doubtful accounts	$1,774	—	2,238	—
Deferred gift certificates	2,544	—	2,644	—
Rent	2,147	—	2,111	—
Deferred revenue	7,757	—	8,248	—
Accrued expenses	3,142	—	3,875	—
Other	998	—	2,117	—

	18,362	—	21,233	—
Valuation allowance	(5,792)	—	(6,526)	—

Total current	12,570	—	14,707	—

Noncurrent:
Capital leases	492	—	438	—
Rent	1,465	—	855	—
Property and equipment	—	11,992	—	14,936
Deferred compensation and long-term incentive accrual	1,825	—	171	—
Deferred revenue	7,833	—	13,221	—
Real estate reserves	1,669	—	1,565	—
Franchise rights and other intangibles	—	600,481	—	619,509
Capital loss	18,876	—	18,876	—
Other	7,060	—	—	6,655

	39,220	612,473	35,126	641,100
Valuation allowance	(13,084)	—	(12,350)	—

Total noncurrent	26,136	612,473	22,776	641,100

	$38,706	612,473	37,483	641,100

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income, and projections for future taxable income over the periods for which the deferred tax assets are deductible, management believes, as of December 25, 2010, it is more likely than not that the Company will realize the benefits of the deferred tax assets.

As of December 25, 2010 and December 26, 2009, the valuation allowance for deferred tax assets was  $18.9 million. These valuation allowance amounts relate to deferred tax assets for capital loss carryforwards. During fiscal year 2009, the Company recognized no change in this specific deferred tax asset and an increase to the related valuation allowance of  $5.8 million, which represents a full valuation allowance against the asset. The Company recorded the valuation allowance at December 25, 2010 and December 26, 2009 because it is more likely than not that there will not be sufficient capital gain income in future periods to utilize the remaining capital loss carryforwards. Any future reversal of the valuation allowance related to these capital loss carryforwards will be recorded to the provision for income taxes in the consolidated statements of operations. The capital loss carryforwards will expire in 2012.

The Company has not recognized a deferred tax liability of  $8.7 million for the undistributed earnings of foreign operations, net of foreign tax credits, relating to our foreign joint ventures that arose in 2010 and prior years because the Company currently does not expect those unremitted earnings to reverse and become taxable to the Company in the foreseeable future. A deferred tax liability will be recognized when the Company is no longer able to demonstrate that it plans to permanently reinvest undistributed earnings. As of December 25, 2010 and December 26, 2009, the undistributed earnings of these joint ventures were approximately  $97.9 million and  $80.0 million, respectively.

At December 25, 2010 and December 26, 2009, the total amount of unrecognized tax benefits related to uncertain tax positions was  $17.5 million and  $27.1 million, respectively. Of the total unrecognized tax benefits at December 25, 2010,  $13.5 million would impact the effective tax rate if recognized. At December 25, 2010 and December 26, 2009, the Company had approximately  $12.1 million and  $12.0 million, respectively, of accrued interest and penalties related to uncertain tax positions. During fiscal years 2010, 2009, and 2008, the Company recorded  $0.6 million,  $6.2 million, and  $0.9 million, respectively, in income tax expense to accrue for potential interest and penalties related to uncertain tax positions.

The Company's major tax jurisdictions are the United States and Canada. For Canada, the Company has open tax years dating back to tax years ended August 2001. In the United States, the Company is currently under audit in certain state jurisdictions for tax periods after August 2003 and has agreed to statute extensions in certain jurisdictions, including New York State and New York City. It is uncertain that these audits will conclude in 2011 and quantification of an estimated impact on the total amount of unrecognized tax benefits cannot be made at this time. For U.S. federal taxes, the Company has open tax years dating back to 2006. In addition, the Internal Revenue Service (IRS) is conducting an examination of certain tax positions related to the utilization of capital losses. During 2010, the Company made a payment of approximately  $6.0 million to the IRS for this issue. The payment did not have a material impact on the Company's financial position.

On August 12, 2010, the Company received a Revenue Agent Report (RAR) from the IRS relating to its field examination of our U.S. federal income tax returns for fiscal years 2006 and 2007. The IRS has proposed adjustments for these periods to increase our taxable income as it relates to our gift card program, specifically to record taxable income upon the activation of gift cards. The proposed adjustment would result in additional taxable income of approximately  $58.9 million for these years and approximately  $26.0 million of additional federal and state taxes and interest owed, net of federal and state benefits. If the IRS prevails, a cash payment would be required and the additional taxable income would represent temporary differences that will be deductible in future years. Therefore, the potential tax expense impact attributable to the IRS adjustments for 2006 and 2007 would be limited to  $2.1 million, consisting of federal and state interest, net of federal and state benefits. Furthermore, if the IRS prevails it is likely to make similar claims for years subsequent to fiscal 2007 and our fiscal 2008 U.S. federal income tax return is currently being reviewed by the IRS. The potential additional federal and state taxes and interest owed, net of federal and state benefits, for these later years, through 2010, computed on a similar basis to the IRS method used for 2006 and 2007, and factoring in for the timing of our gift card uses and activations, would be approximately  $19.2 million. The corresponding potential tax expense impact attributable to these later fiscal years, 2008 through 2010, would be  $0.3 million, consisting of federal and state interest, net of federal and state benefits.

We believe that the Company has properly reported taxable income and paid taxes in accordance with applicable laws and that the proposed adjustment is inconsistent with our franchisor model and the structure of our gift card program. Since the inception of our gift card program, the Company and its franchisees have understood that gift card funds would be utilized specifically for the gift card program and cash related to the program has been segregated and treated as a bona fide liability due to franchisees for such use. We have filed a protest to the IRS' proposed adjustments on such basis; in addition, we believe we have alternative grounds to appeal on should this position be denied. We intend to vigorously defend our position. At December 25, 2010, we have not recorded additional tax liability within our consolidated balance sheets for the proposed adjustments, as we believe it is more likely than not that we will prevail in our appeal. However, no assurance can be made that we will prevail in the final resolution. The Company does not expect resolution of this matter within the next fiscal year and cannot predict with certainty the timing of such resolution.

A summary of the changes in the Company's unrecognized tax benefits is as follows (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Balance at beginning of year	$27,092	16,861	16,757
Increases related to prior year tax positions	792	8,580	1,112
Increases related to current year tax positions	1,373	1,823	1,721
Decreases related to prior year tax positions	(4,721)	—	(84)
Decreases related to settlements	(6,622)	—	(127)
Lapses of statutes of limitations	(534)	(828)	(1,612)
Effect of foreign currency adjustments	169	656	(906)

Balance at end of year	$17,549	27,092	16,861

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Commitments And Contingencies [Abstract]
Commitments And Contingencies

(13) Commitments and Contingencies

(a) Lease Commitments

The Company is party to various leases for property, including land and buildings, leased automobiles, and office equipment under non-cancelable operating and capital lease arrangements.

(b) Guarantees

The Company has established agreements with certain financial institutions whereby the Company's franchisees can obtain financing with terms of approximately five to ten years for various business purposes. Substantially all loan proceeds are used by the franchisees to finance store improvements, new store development, new central production locations, equipment purchases, related business acquisition costs, working capital, and other costs. In limited instances, the Company guarantees a portion of the payments and commitments of the franchisees, which is collateralized by the store equipment owned by the franchisee. Under the terms of the agreements, in the event that all outstanding borrowings come due simultaneously, the Company would be contingently liable for  $7.1 million at September 24, 2011. At September 24, 2011, there were no amounts under such guarantees that were due. The fair value of the guarantee liability and corresponding asset recorded on the consolidated balance sheets was  $840 thousand and  $1.0 million, respectively, at September 24, 2011 and  $1.0 million and  $1.5 million, respectively, at December 25, 2010. The Company assesses the risk of performing under these guarantees for each franchisee relationship on a quarterly basis. As of September 24, 2011 and December 25, 2010, the Company had recorded reserves for such guarantees of  $191 thousand and  $1.2 million, respectively.

The Company has entered into a third-party guarantee with a distribution facility of franchisee products that ensures franchisees will purchase a certain volume of product over a ten-year period. As product is purchased by the Company's franchisees over the term of the agreement, the amount of the guarantee is reduced. As of September 24, 2011, the Company was contingently liable for  $8.0 million, under this guarantee. Based on current internal forecasts, the Company believes the franchisees will achieve the required volume of purchases, and therefore, the Company would not be required to make payments under this agreement. Additionally, the Company has various supply chain contracts that provide for purchase commitments or exclusivity, the majority of which result in the Company being contingently liable upon early termination of the agreement or engaging with another supplier. Based on prior history and the Company's ability to extend contract terms, we have not recorded any liabilities related to these commitments. As of September 24, 2011, we were contingently liable under such supply chain agreements for approximately  $28.9 million.

As a result of assigning our interest in obligations under property leases as a condition of the refranchising of certain restaurants and the guarantee of certain other leases, we are contingently liable on certain lease agreements. These leases have varying terms, the latest of which expires in 2024. As of September 24, 2011, the potential amount of undiscounted payments the Company could be required to make in the event of nonpayment by the primary lessee was  $9.8 million. Our franchisees are the primary lessees under the majority of these leases. The Company generally has cross-default provisions with these franchisees that would put them in default of their franchise agreement in the event of nonpayment under the lease. We believe these cross-default provisions significantly reduce the risk that we will be required to make payments under these leases. Accordingly, we do not believe it is probable that the Company will be required to make payments under such leases, and we have not recorded a liability for such contingent liabilities.

(c) Letters of Credit

At September 24, 2011, the Company had standby letters of credit outstanding for a total of  $11.1 million. There were no amounts drawn down on these letters of credit.

(d) Legal Matters

The Company is engaged in several matters of litigation arising in the ordinary course of its business as a franchisor. Such matters include disputes related to compliance with the terms of franchise and development agreements, including claims or threats of claims of breach of contract, negligence, and other alleged violations by the Company. At September 24, 2011 and December 25, 2010, contingent liabilities totaling  $4.1 million and  $4.2 million, respectively, were included in other current liabilities in the consolidated balance sheets to reflect the Company's estimate of the potential loss which may be incurred in connection with these matters. While the Company intends to vigorously defend its positions against all claims in these lawsuits and disputes, it is reasonably possible that the losses in connection with these matters could increase by up to an additional  $8.0 million based on the outcome of ongoing litigation or negotiations.

(15) Commitments and contingencies

(a) Lease commitments

The Company is party to various leases for property, including land and buildings, leased automobiles and office equipment under noncancelable operating and capital lease arrangements (see note 11).

(b) Guarantees

The Company has established agreements with certain financial institutions whereby the Company's franchisees can obtain financing with terms of approximately five to ten years for various business purposes. Substantially all loan proceeds are used by the franchisees to finance store improvements, new store development, new central production locations, equipment purchases, related business acquisition costs, working capital, and other costs. In limited instances, the Company guarantees a portion of the payments and commitments of the franchisees, which is collateralized by the store equipment owned by the franchisee. Under the terms of the agreements, in the event that all outstanding borrowings come due simultaneously, the Company would be contingently liable for  $7.7 million and  $8.8 million at December 25, 2010 and December 26, 2009, respectively. At December 25, 2010 and December 26, 2009, there were no amounts under such guarantees that were due. The fair value of the guarantee liability and corresponding asset recorded on the consolidated balance sheets was  $1.0 million and  $1.5 million, respectively, at December 25, 2010 and  $1.5 million and  $2.6 million, respectively, at December 26, 2009. The Company assesses the risk of performing under these guarantees for each franchisee relationship on a quarterly basis. As of December 25, 2010 and December 26, 2009, the Company had recorded reserves for such guarantees of  $1.2 million and  $790 thousand, respectively.

The Company has entered into a third-party guarantee with a distribution facility of franchisee products that ensures franchisees will purchase a certain volume of product over a ten-year period. As product is purchased by the Company's franchisees over the term of the agreement, the amount of the guarantee is reduced. As of December 25, 2010 and December 26, 2009, the Company was contingently liable for  $8.6 million and  $9.3 million, respectively, under this guarantee. Based on current internal forecasts, the Company believes the franchisees will achieve the required volume of purchases, and therefore, the Company would not be required to make payments under this agreement. Additionally, the Company has various supply chain contracts that provide for purchase commitments or exclusivity, the majority of which result in the Company being contingently liable upon early termination of the agreement or engaging with another supplier. Based on prior history and the Company's ability to extend contract terms, we have not recorded any liabilities related to these commitments. As of December 25, 2010, we were contingently liable under such supply chain agreements for approximately  $16 million.

As a result of assigning our interest in obligations under property leases as a condition of the refranchising of certain restaurants and the guarantee of certain other leases, we are contingently liable on certain lease agreements. These leases have varying terms, the latest of which expires in 2024. As of December 25, 2010 and December 26, 2009, the potential amount of undiscounted payments the Company could be required to make in the event of nonpayment by the primary lessee was  $7.2 million and  $6.9 million, respectively. Our franchisees are the primary lessees under the majority of these leases. The Company generally has cross-default provisions with these franchisees that would put them in default of their franchise agreement in the event of nonpayment under the lease. We believe these cross-default provisions significantly reduce the risk that we will be required to make payments under these leases. Accordingly, we do not believe it is probable that the Company will be required to make payments under such leases, and we have not recorded a liability for such contingent liabilities.

(c) Letters of credit

At December 25, 2010 and December 26, 2009, the Company had standby letters of credit outstanding for a total of  $11.2 million and  $34.3 million, respectively. There were no amounts drawn down on these letters of credit.

(d) Legal matters

The Company is engaged in several matters of litigation arising in the ordinary course of its business as a franchisor. Such matters include disputes related to compliance with the terms of franchise and development agreements, including claims or threats of claims of breach of contract, negligence, and other alleged violations by the Company. At December 25, 2010 and December 26, 2009, contingent liabilities totaling  $4.2 million and  $810 thousand, respectively, were included in other current liabilities in the consolidated balance sheets to reflect the Company's estimate of the potential loss which may be incurred in connection with these matters. While the Company intends to vigorously defend its positions against all claims in these lawsuits and disputes, it is reasonably possible that the losses in connection with these matters could increase by up to an additional  $8.0 million based on the outcome of ongoing litigation or negotiations.

Earnings Per Share	9 Months Ended
Sep. 24, 2011
Earnings Per Share
Earnings Per Share

(11) Earnings per Share

The computation of basic and diluted earnings per common share is as follows (in thousands, except share and per share amounts):

	Three months ended		Nine months ended
	September 24, 2011	September 25, 2010	September 24, 2011	September 25, 2010

Net income—basic and diluted	$7,412	18,842	22,851	42,117

Allocation of net income (loss) to common stockholders—basic and diluted:
Class L	101,897	28,605	140,211	84,210
Common	(94,485)	(9,763)	(117,360)	(42,093)

Weighted average number of common shares—basic and diluted:
Class L	22,866,379	22,802,457	22,845,378	22,807,674
Common	93,529,128	41,323,438	58,807,271	41,288,341

Earnings (loss) per common share—basic and diluted:
Class L	$4.46	1.25	6.14	3.69
Common	$(1.01)	(0.24)	(2.00)	(1.02)

As the Company had both Class L and common stock outstanding during each of the periods presented and Class L has preference with respect to all distributions, earnings per share is calculated using the two-class method, which requires the allocation of earnings to each class of common stock. The numerator in calculating Class L basic and diluted earnings per share is the Class L preference amount accrued at 9% per annum during the period presented plus, if positive, a pro rata share of an amount equal to consolidated net income less the Class L preference amount. The Class L preferential distribution amounts accrued were  $6.8 million and  $28.6 million during the three months ended September 24, 2011 and September 25, 2010, respectively, and  $45.1 million and  $84.2 million during the nine months ended September 24, 2011 and September 25, 2010, respectively. The Class L preferential distribution amounts for the three and nine months ended September 24, 2011 declined from the prior year comparable periods due to the conversion of the Class L shares into common stock immediately prior to the Company's initial public offering that was completed on August 1, 2011, as well as the dividend paid to holders of Class L shares on December 3, 2010, which reduced the Class L per-share preference amount on which the 9% annual return is calculated. Additionally, the numerator in calculating the Class L basic and diluted earnings per share for the three and nine months ended September 24, 2011 includes an amount representing the excess of the fair value of the consideration transferred to the Class L shareholders upon conversion to common stock over the carrying amount of the Class L shares at the date of conversion, which occurred immediately prior to the Company's initial public offering. As the carrying amount of the Class L shares was equal to the Class L preference amount, the excess fair value of the consideration transferred to the Class L shareholders was equal to the fair value of the additional 0.2189 of a share of common stock into which each Class L share converted ("Class L base share"), which totaled  $95.1 million, calculated as follows:

Class L shares outstanding immediately prior to the initial public offering	22,866,379
Number of common shares received for each Class L share	0.2189

Common stock received by Class L shareholders, excluding preferential distribution	5,005,775
Common stock fair value per share (initial public offering price per share)	$19.00

Fair value of Class L base shares (in thousands)	$95,110

The weighted average number of Class L shares in the Class L earnings per share calculation represents the weighted average from the beginning of the period up through the date of conversion of the Class L shares into common shares.

The weighted average number of common shares in the common diluted earnings per share calculation excludes all restricted stock and stock options outstanding during the respective periods, as they would be antidilutive. As of September 24, 2011, there were 689,210 unvested common restricted stock awards and 5,377,736 options to purchase common stock outstanding that may be dilutive in the future. Of those amounts, there were 675,817 common restricted stock awards and 3,511,860 options to purchase common stock that were performance-based and for which the performance criteria have not yet been met. There were no Class L common stock equivalents outstanding during the three or nine months ended September 24, 2011 and September 25, 2010.

Retirement Plans	12 Months Ended
Dec. 25, 2010
Retirement Plans [Abstract]
Retirement Plans

(16) Retirement plans

401(k) Plan

Employees of the Company, excluding employees of certain international subsidiaries, participate in a defined contribution retirement plan, the Dunkin' Brands, Inc. 401(k) Retirement Plan (401(k) Plan), under Section 401(k) of the Internal Revenue Code (IRC). Under the 401(k) Plan, employees may contribute up to 50% of their base salary as a pre-tax deduction, not to exceed the annual limits set by the IRS. The 401(k) Plan allows the Company to match participants' contributions in an amount determined in the sole discretion of the Company. The Company matched participants' contributions during fiscal year 2010, January through February 2009, and fiscal year 2008, up to a maximum of 4% of the employee's salary. The Company provided a 1% match for participants' contributions that were made between March and December 2009. Employer contributions for fiscal years 2010, 2009, and 2008 amounted to  $2.1 million,  $1.1 million, and  $2.6 million, respectively. The 401(k) Plan also provides for an additional discretionary contribution of up to 2% of eligible wages for eligible participants based on the achievement of specified performance targets. Based on the level of achievement of such performance targets, the Company recorded no expense for fiscal years 2010 and 2009, and  $656 thousand for fiscal year 2008 related to such additional matching contributions.

Deferred compensation plan

The Company, excluding employees of certain international subsidiaries, also offers to a limited group of management and highly compensated employees, as defined by the Employee Retirement Income Security Act (ERISA), the ability to participate in the DCP Plan. The DCP Plan allows for pre-tax contributions of up to 50% of a participant's base annual salary and other forms of compensation, as defined. The Company credits the amounts deferred with earnings based on the investment options selected by the participants and holds investments to partially offset the Company's liabilities under the DCP Plan. The DCP Plan liability, included in other long-term liabilities in the consolidated balance sheets, was  $7.4 million and  $7.3 million at December 25, 2010 and December 26, 2009, respectively. As of December 25, 2010 and December 26, 2009, total investments held for the DCP Plan were  $4.3 million and  $4.8 million, respectively, and have been recorded in other assets in the consolidated balance sheets.

Canadian pension plan

The Company sponsors a contributory defined benefit pension plan in Canada, The Baskin-Robbins Employees' Pension Plan (Canadian Pension Plan), which provides retirement benefits for the majority of its employees.

The components of net pension expense are as follows (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Service cost	$155	99	174
Interest cost	316	276	272
Expected return on plan assets	(287)	(242)	(319)
Amortization of net actuarial loss	26	—	—

Net pension expense	$210	133	127

The table below summarizes other balances for fiscal years 2010 and 2009 (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009

Change in benefit obligation:
Benefit obligation, beginning of year	$5,087	3,532
Service cost	155	99
Interest cost	316	276
Employee contributions	69	51
Benefits paid	(218)	(196)
Actuarial loss	417	675
Foreign currency loss, net	216	650

Benefit obligation, end of year	$6,042	5,087

Change in plan assets:
Fair value of plan assets, beginning of year	$4,247	3,162
Actual return on plan assets	287	395
Employer contribution	310	278
Employee contributions	69	51
Benefits paid	(218)	(196)
Actuarial loss	(74)	—
Foreign currency gain, net	176	557

Fair value of plan assets, end of year	$4,797	4,247

Reconciliation of funded status:
Funded status	$(1,245)	(840)

Net amount recognized at end of period	$(1,245)	(840)

Amounts recognized in the balance sheet consist of:
Accrued benefit cost	$(1,245)	(840)

Net amount recognized at end of period	$(1,245)	(840)

The investments of the Canadian Pension Plan consisted of one pooled investment fund (pooled fund) at December 25, 2010 and December 26, 2009. The pooled fund is comprised of numerous underlying investments and is valued at the unit fair values supplied by the fund's administrator, which represents the fund's proportionate share of underlying net assets at market value determined using closing market prices. The pooled fund is considered Level 2, as defined by U.S. GAAP, because the inputs used to calculate the fair value are derived principally from observable market data. The objective of the pooled fund is to generate both capital growth and income, while maintaining a relatively low level of risk. To achieve its objectives, the pooled investment invests in a number of underlying funds that have holdings in a number of different asset classes while also investing directly in equities and fixed instruments issued from around the world. The Canadian Pension Plan assumes a concentration of risk as it is invested in only one investment. The risk is mitigated as the pooled investment consists of a diverse range of underlying investments. The allocation of the assets within the pooled fund consisted of the following:

	December 25, 2010	December 26, 2009

Equity securities	59%	58%
Debt securities	40	38
Other	1	4

The actuarial assumptions used in determining the present value of accrued pension benefits at December 25, 2010 and December 26, 2009 were as follows:

	December 25, 2010	December 26, 2009

Discount rate	5.50%	6.00%
Average salary increase for pensionable earnings	3.25	3.25

The actuarial assumptions used in determining the present value of our net periodic benefit cost were as follows:

	December 25, 2010	December 26, 2009

Discount rate	6.00%	7.25%
Average salary increase for pensionable earnings	3.25	3.25
Expected return on plan assets	6.50	7.00

The accumulated benefit obligation was  $5.0 million and  $4.3 million at December 25, 2010 and December 26, 2009, respectively. We recognize a net liability or asset and an offsetting adjustment to accumulated other comprehensive income to report the funded status of the Canadian Pension Plan.

We anticipate contributing approximately  $317 thousand to this plan in 2011. Expected benefit payments for the next five years and thereafter are as follows (in thousands):

Fiscal year:
2011	$222
2012	231
2013	244
2014	259
2015	278
Thereafter	1,785

$3,019

Baskin-Robbins SERP

In 1991, we established a supplemental executive retirement plan (SERP) for a select group of Baskin-Robbins executives who constitute a "top hat" group as defined by ERISA. Assets of the SERP are held in a Rabbi Trust (Trust). The SERP assets are invested in money market funds and are included in our consolidated balance sheets within other assets since the Trust permits our creditors to access our SERP assets in the event of our insolvency. The SERP assets of  $909 thousand and  $1.0 million, and corresponding liabilities of  $1.6 million and  $1.6 million, at December 25, 2010 and December 26, 2009, respectively, are included in other assets, and other long-term liabilities, in the accompanying consolidated balance sheets.

Related-Party Transactions	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Related-Party Transactions [Abstract]
Related-Party Transactions

(14) Related-Party Transactions

(a) Advertising Funds

At September 24, 2011 and December 25, 2010, the Company had a net payable of  $21.5 million and  $23.1 million, respectively, to the various advertising funds.

To cover administrative expenses of the advertising funds, the Company charges each advertising fund a management fee for items such as facilities, accounting services, information technology, data processing, product development, legal, administrative support services, and other operating expenses, which amounted to  $1.4 million and  $1.5 million for the three months ended September 24, 2011 and September 25, 2010, respectively, and  $4.4 million and  $4.3 million for the nine months ended September 24, 2011 and September 25, 2010, respectively. Such management fees are reflected in the consolidated statements of operations as a reduction in general and administrative expenses, net.

(b) Sponsors

DBGI is majority-owned by investment funds controlled by Bain Capital Partners, LLC, The Carlyle Group, and Thomas H. Lee Partners, L.P. (collectively, the "Sponsors"). Prior to the closing of the Company's initial public offering on August 1, 2011, the Company was charged an annual management fee by the Sponsors of  $1.0 million per Sponsor, payable in quarterly installments. In connection with the completion of the initial public offering in August 2011, the Company incurred an expense of approximately  $14.7 million related to the termination of the Sponsor management agreement. Including this termination fee, the Company recognized  $14.9 million and  $750 thousand of expense related to Sponsor management fees during the three months ended September 24, 2011 and September 25, 2010, respectively, and  $16.4 million and  $2.3 million during the nine months ended September 24, 2011 and September 25, 2010, respectively, which is included in general and administrative expenses, net in the consolidated statements of operations. At December 25, 2010, the Company had  $500 thousand of prepaid management fees to the Sponsors, which was recorded in prepaid expenses and other current assets in the consolidated balance sheets.

At September 24, 2011 and December 25, 2010, certain affiliates of the Sponsors held  $65.4 million and  $70.6 million, respectively, of term loans, net of original issue discount, issued under the Company's senior credit facility. The terms of these loans are identical to the terms of all other term loans issued to lenders under the senior credit facility.

Our Sponsors have a controlling interest in our Company as well as several other entities. The existence of such common ownership and management control could result in differences within our operating results or financial position than if the entities were autonomous. The Company made payments to entities under common control totaling approximately  $206 thousand and  $118 thousand during the three months ended September 24, 2011 and September 25, 2010, respectively, and  $809 thousand and  $630 thousand during the nine months ended September 24, 2011 and September 25, 2010, respectively, primarily for the purchase of training services and leasing of restaurant space. At September 24, 2011, the Company had a net credit to be applied to future invoices totaling  $147 thousand from these entities. At December 25, 2010, the company owed these entities  $48 thousand, which was recorded in accounts payable and other current liabilities in the consolidated balance sheets.

We have entered into an investor agreement with the Sponsors and also entered into a registration rights and coordination agreement with certain shareholders, including the Sponsors. Pursuant to these agreements, subject to certain exceptions and conditions, our Sponsors may require us to register their shares of common stock under the Securities Act, and they will have the right to participate in certain future registrations of securities by us.

(c) Joint Ventures

The Company received royalties from its joint ventures as follows (in thousands):

	Three months ended		Nine months ended
	September 24, 2011	September 25, 2010	September 24, 2011	September 25, 2010

B-R 31 Ice Cream Co., Ltd (BR Japan)	$1,015	904	2,116	1,779
Baskin-Robbins Co., Ltd Korea (BR Korea)	898	773	2,551	2,205

	$1,913	1,677	4,667	3,984

At September 24, 2011 and December 25, 2010, the Company had  $1.0 million of royalties receivable from its joint ventures which were recorded in accounts receivable, net of allowance for doubtful accounts, in the consolidated balance sheets.

The Company made net payments to its joint ventures totaling approximately  $497 thousand and  $350 thousand during the three months ended September 24, 2011 and September 25, 2010, respectively, and  $958 thousand and  $1.1 million during the nine months ended September 24, 2011 and September 25, 2010, respectively, primarily for the purchase of ice cream products and incentive payments.

(d) Board of Directors

Certain family members of one of our directors hold an ownership interest in an entity that owns and operates Dunkin' Donuts restaurants and holds the right to develop additional restaurants under store development agreements. During the three and nine months ended September 24, 2011, the Company received  $263 thousand and  $420 thousand, respectively, in royalty, rental, and other payments from this entity. No amounts were received during the three or nine months ended September 25, 2010.

(17) Related-party transactions

(a) Sponsors

The Company is charged an annual management fee by the Sponsors of  $1.0 million per Sponsor, payable in quarterly installments. The Company recognized  $3.0 million of expense per year during fiscal years 2010, 2009, and 2008 related to Sponsor management fees, which is included in general and administrative expenses, net in the consolidated statements of operations. At December 25, 2010 and December 26, 2009, the Company had  $500 thousand of prepaid management fees to the Sponsors, which were recorded in prepaid expenses and other current assets in the consolidated balance sheets.

At December 25, 2010, certain affiliates of the Sponsors held  $70.6 million of term loans, net of original issue discount, issued under the Company's senior credit facility. The terms of these loans are identical to all other term loans issued to lenders in the senior credit facility.

Our Sponsors have a controlling interest in our Company as well as several other entities. The existence of such common ownership and management control within business and other transactions could result in differences within our operating results or financial position than if the entities were autonomous. There have been no significant transactions with companies under common control during the periods presented.

In March 2006, we entered into an investor agreement with the Sponsors and also entered into a registration rights and coordination agreement with certain shareholders, including the Sponsors. Pursuant to these agreements, subject to certain exceptions and conditions, our Sponsors may require us to register their shares of common stock under the Securities Act, and they will have the right to participate in certain future registrations of securities by us.

(b) Joint ventures

The Company received royalties from its joint ventures as follows (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

BR Japan	$2,110	1,786	1,387
BR Korea	2,990	2,637	2,471

	$5,100	4,423	3,858

The Company made payments to BR Korea and BR Japan totaling approximately  $1.5 million,  $409 thousand, and  $221 thousand in fiscal years 2010, 2009, and 2008, respectively, primarily for the purchase of ice cream products.

Allowance For Doubtful Accounts	12 Months Ended
Dec. 25, 2010
Allowance For Doubtful Accounts [Abstract]
Allowance For Doubtful Accounts

(18) Allowance for Doubtful Accounts

The changes in the allowance for doubtful accounts were as follows (in thousands):

	Accounts Receivable	Notes and Other Receivable

Balance at December 29, 2007	$2,215	302
Provision for doubtful accounts, net	4,682	1,209
Write-offs and other	(1,520)	(1,257)

Balance at December 27, 2008	5,377	254
Provision for doubtful accounts, net	3,792	3,571
Write-offs and other	(3,401)	(2,480)

Balance at December 26, 2009	5,768	1,345
Provision for doubtful accounts, net	13	1,492
Write-offs and other	(263)	(394)

Balance at December 25, 2010	$5,518	2,443

Subsequent Event	12 Months Ended
Dec. 25, 2010
Subsequent Event [Abstract]
Subsequent Event

(19) Subsequent event

On February 18, 2011, the Company completed a re-pricing of its senior credit facility, as well as increased the size of the term loans from  $1.25 billion to  $1.40 billion. The incremental proceeds of the term loans were used to repay  $150.0 million of the Company's Senior Notes. As a result of this transaction, the Company recorded a loss on debt extinguishment and refinancing transaction in the first quarter of 2011 of  $11.0 million, including partial write-offs of original issue discounts and deferred financing costs, as well as related transaction costs.

Term loan borrowings under the amended senior credit facility bear interest at a rate per annum equal to, at our option, either a base rate or a Eurodollar rate. The base rate is equal to an applicable rate of 2.00% plus the highest of (a) the Federal Funds rate plus 0.50%, (b) a prime rate, (c) one-month LIBOR rate plus 1.00%, and (d) 2.25%. The Eurodollar rate is equal to an applicable rate of 3.00% plus the higher of (a) a LIBOR rate and (b) 1.25%. The interest rate on the revolving credit facility remained unchanged. Repayments are required to be made on term loan borrowings equal to  $14.0 million per calendar year, payable in quarterly installments through September 2017.